UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-04524)

Exact name of registrant as specified in charter: Putnam Global Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2009

Date of reporting period: November 1, 2008 — October 31, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGGIX

Putnam Global Income Trust

Annual report
10|31|09

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Global Income
Trust

Annual report
10 | 31 | 09

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	9
Your fund’s expenses	11
Terms and definitions	12
Trustee approval of management contract	13
Other information for shareholders	20
Financial statements	21
Federal tax information	57
About the Trustees	58
Officers	62

Message from the Trustees

Dear Fellow Shareholder:

The stock market’s performance since March has helped restore investor confidence and rebuild portfolios. While this upward trend is welcome, investors should not be surprised if this rate of appreciation levels off in coming months. Time-tested investment principles, such as diversification, asset allocation, and a long-term perspective, apply now more than ever.

In this improved climate, we are pleased to report that many Putnam mutual funds have delivered strong and competitive results over the past year. This performance reflects the intense efforts of an investment team infused with a determination to excel and strengthened by the arrival of several senior portfolio managers, research analysts, and traders.

In another development, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds to become Chief Executive Officer of the Federal Home Loan Mortgage Corporation (FHLMC), also known as Freddie Mac. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

We would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly fee changes, at this fall’s Putnam Funds’ shareholder meetings. We also would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

John A. Hill
Chairman of the Trustees

December 14, 2009

About the fund

Investing for income from global sources

For investors with an appetite for income, it makes sense to look far and wide for income sources. Putnam Global Income Trust searches the world for income-generating securities.

This fund was launched in 1987, when the best international income opportunities involved taking advantage of differences in bond yields and fluctuations in currency exchange rates across international markets. However, at the time, only a handful of the world’s markets allowed foreign investors to participate fully.

Since then, income opportunities have changed. Regulatory reforms opened many markets to outside investors. A convergence of interest rates to lower levels limited the effectiveness of traditional strategies. New approaches focused on opportunities in recently opened markets and budding sectors as a broader variety of bonds and specially structured debt securities developed.

Putnam Global Income Trust has kept pace with these evolving opportunities. Today, the portfolio continues to hold bonds issued by foreign governments in an effort to benefit from foreign currency exposure, but it invests a greater share of assets in securities backed by mortgage and consumer debt. The advantage of this variety of holdings is that the sources of return are, to some extent, independent and unrelated, rather than dependent on a single factor, like interest-rate trends, that can negatively affect the fund.

The fund’s managers work with Putnam’s fixed-income group and possess a range of specialized research skills. Putnam analysts sift through thousands of securities, supporting the managers as they construct a portfolio seeking high current income.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. The fund invests in fewer issuers and involves more risk than a fund that invests more broadly.

Key drivers of returns
in global bond markets

U.S. investment-grade bonds

Most government, mortgage-backed, and asset-backed securities are investment-grade bonds. The performance of investment-grade bonds is influenced primarily by changes in interest rates. Generally, bond prices rise when interest rates fall, and prices fall when rates rise. The fluctuations are caused by investor expectations about future inflation and the pace of economic growth.

International bonds

Bonds issued outside the United States, including sovereign debt of foreign governments, are affected by inflation and economic conditions in the countries where the bonds are issued. Also, changes in currency exchange rates affect the performance of international bonds.

Performance and
portfolio snapshots

Average annual total return (%) comparison as of 10/31/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 9–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Barclays Capital Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception date of the fund’s class A shares.

“We feel that we do not have to take on a lot of
   credit risk to get attractive returns.”

D. William Kohli, Portfolio Manager, Putnam Global Income Trust

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio value. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes.

Interview with your
fund’s portfolio manager

D. William Kohli

Bill, how did Putnam Global Income Trust perform for the 12 months ended October 31, 2009?

We are extremely pleased with the fund’s performance for the period, following a tumultuous prior year. For the fiscal year, the fund returned 35.39%, nearly doubling the 18.41% return of the fund’s benchmark, the Barclays Capital Global Aggregate Bond Index. At the same time, we also significantly outperformed our Lipper peer group, Global Income Funds, which averaged 21.19%. For the one-year period, the fund ranked 7th out of 131 funds in its Lipper category.

What keyed the turnaround in the credit sector in the last year?

For a period of time following the negative news regarding the U.S. housing market in late 2008, the collapse of Bear Stearns, and the Lehman Brothers bankruptcy in 2008, the credit markets essentially froze, reducing credit access for businesses and individuals. This wave of events plunged the United States and all major European countries into a severe recession.

During this time, interest-rate “spreads,” or differences in yield between credit instruments and safe-haven global treasuries, widened dramatically as prices plummeted among many of the types of credit instruments that the fund invests in.

Policymakers around the world took several steps to ease the crisis and restore global credit flows: They dramatically lowered short-term rates in an effort to restart the global economy. Many central banks implemented quantitative easing programs that effectively capped short- to medium-term Treasury rates. Additionally, the Fed [the Federal Reserve Board] and U.S. Treasury also created a number of credit facilities designed to generate lending. In February, Congress approved a large stimulus package. Federal initiatives like the “cash for clunkers” automobile program also have helped to boost consumer spending and jump-start the economy. Although headwinds remain, the global economy has begun to show signs of a turnaround.

What drove your fund’s outperformance in the period?

A number of factors led to our strong results. A main driver of returns was our term-structure strategy, or our views on the direction of rates and the shapes of yield curves in the various countries around the world. For nearly a decade, consistent and stable policy on inflation and government budget deficits meant relatively little movement and divergence among global interest rates. This, in turn, allowed few opportunities for term-structure strategies. That environment

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/09. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 12.

has changed significantly in the past 12 months. Worldwide, we’ve seen increasing government policy intervention, rising net borrowing levels, quantitative easing, and artificially low central bank rates as countries have taken significant and often divergent steps to stem the tide of the global economic downturn. This, in turn, has increased volatility in many parts of the global-rates market, affording us the opportunity for returns that we had not seen in years.

IN THE NEWS

It is an interest rate for the record books, and may be with us for some time. The Fed (Federal Reserve Board), responsible for implementing U.S. monetary policy, sets short-term interest rates through changes to the federal funds rate, the interest rate at which banks loan funds to other banks, usually on an overnight basis. Since December 2008, the federal funds rate has been near an all-time low of 0% as the U.S. government works to restore liquidity to the credit market. The federal funds rate began at 1.13% in 1954 and hit a high of 22.36% in 1981. After its most recent meeting in November, the Fed stated that economic conditions “are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

The fund has specifically benefited from yield-curve steepening [short-term rates outperforming longer-term rates] as central banks continue to hold down the short-term rate profile. We’ve also benefited from the outperformance of European interest rates relative to both the U.S. and the U.K. rates.

What roles have commercial and residential mortgages played?

Both have been strong contributors to our performance this year. Through the course of the last few years, the fund has maintained a strategy of focusing on high-quality cash flows in these sectors that we believe carry minimal fundamental credit risk. In the past year, we increased an already sizable investment in collateralized mortgage obligations [CMOs], primarily in interest-only securities that are agency backed [Fannie Mae and Freddie Mac] and benefit from slow prepayment rates in residential mortgages. These short-dated residential mortgage-backed securities [RMBSs] continue to price in a more normalized housing environment, where refinancings and home sales are substantial because of the low rate environment. However, in a domestic environment in the United States where few people are moving, job mobility is limited, and refinancing options are scarce, prepayments have been remarkably slow, making the cash flows from our CMO investments consistent and fruitful. This focus on slow prepayment rates has been paying off for the fund.

Credit quality overview

Credit qualities are shown as a percentage of portfolio value as of 10/31/09. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

We also began buying non-agency residential mortgages in the first and second quarter of the year after avoiding them last year. We have emphasized hybrid ARMs [adjustable-rate mortgages]. Hybrid ARMs combine features of both fixed-rate and adjustable-rate mortgages. We have also acquired Alt-A — considered riskier than standard prime mortgages but higher quality than subprime mortgages — at what we believe are depressed prices. Unlike the agency CMOs I just described, the collateral in these securities is not backed by a government agency. Even under extreme scenarios for defaults and lower property values, however, these securities offer attractive returns at today’s prices.

Both the agency CMOs and the non-agency RMBSs also have the added benefit of relatively short average-life profiles. This means they are less susceptible to ongoing market volatility and priced more in tune to their pending maturities.

What is your outlook?

While we have seen a genuine bounce in the economy recently, we believe there are some structural elements that could impede growth going forward. U.S. debt levels, lingering high unemployment rates, and weak housing prices may all hold back economic progress. In contrast, the credit markets have rebounded from the depths of the crisis. We think we’ve eliminated the most severe downside scenarios that some envisioned at this time last year regarding mortgage defaults and the pace of economic recovery. For most credit issues, prices remain appealing; in fact, there have still been some attractive spreads being offered in many sectors of the credit market.

Meanwhile, we feel that we do not have to take on a lot of credit risk to get attractive returns. In this vein, we believe our strategy of focusing on slow prepayments will continue to bear fruit in the CMO market.

We also believe there will be strength in global bonds. With concerns over the stability of the dollar and the potential for inflation, we believe having global diversification is an important element for our portfolio.

In the past fiscal year, Putnam Global Income Trust increased its monthly class A dividend payment three times. What factors drove these increases?

In March 2009, an increase in interest income driven primarily by increased exposure to the securitized bond markets raised the fund’s monthly dividend from $0.058 to $0.062 per share. More recently, after raising the dividend from $0.062 to $0.069 in September, the Trustees of the Putnam Funds approved another increase from $0.069 to $0.087 in October. The $0.018 October increase represents a 26.09% increase, following the 11.29% rise in September. These dividend increases are due to strong income generation in the portfolio driven by conservative assumptions on income from CMOs and non-agency RMBSs, as well as the fund’s continued currency-related gains.

Bill, thank you for your time and insights.

Interest-rate exposure as of 10/31/09

This chart reflects how physical securities, futures contracts, and interest-rate swaps denominated in each currency contribute to the portfolio’s duration, a measure of sensitivity to interest rate changes.

Allocations are shown as a percentage of the total value of holdings that contribute to the fund’s interest-rate exposure as of 10/31/09.
Holdings and allocations may not equal 100% and may vary over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Team Leader of Portfolio Construction at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Bill, your fund’s portfolio managers are Michael Atkin, Rob Bloemker, Michael Salm, and Raman Srivastava.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2009, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	7.41%	7.22%	6.58%	6.58%	6.61%	6.61%	7.11%	6.95%	7.15%	7.47%

10 years	90.05	82.39	76.44	76.44	76.23	76.23	85.37	79.31	85.57	92.11
Annual average	6.63	6.19	5.84	5.84	5.83	5.83	6.37	6.01	6.38	6.75

5 years	34.32	28.96	29.44	27.44	29.44	29.44	32.62	28.26	32.63	35.77
Annual average	6.08	5.22	5.30	4.97	5.30	5.30	5.81	5.10	5.81	6.31

3 years	28.42	23.24	25.65	22.65	25.57	25.57	27.48	23.38	27.43	29.38
Annual average	8.70	7.21	7.91	7.04	7.89	7.89	8.43	7.25	8.42	8.97

1 year	35.39	29.93	34.38	29.38	34.38	33.38	35.00	30.60	35.10	35.69

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,600 after sales charge) Cumulative total return from 10/31/99 to 10/31/09

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $17,644 and $17,623, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $17,931 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $18,557 and $19,211, respectively.

Comparative index returns For periods ended 10/31/09

		Lipper Global Income Funds
	Barclays Capital Global Aggregate Bond Index	category average†

Annual average (life of fund)	—*	7.53%

10 years	87.36%	84.45
Annual average	6.48	6.21

5 years	31.96	27.31
Annual average	5.70	4.89

3 years	25.64	18.16
Annual average	7.91	5.56

1 year	18.41	21.19

Index and Lipper results should be compared to fund performance at net asset value.

* The fund’s benchmark, the Barclays Capital Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception date of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/09, there were 131, 96, 81, 53, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 10/31/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.760		$0.676	$0.676	$0.732		$0.733	$0.787

Capital gains	—		—	—	—		—	—

Total	$0.760		$0.676	$0.676	$0.732		$0.733	$0.787

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/08	$10.47	$10.91	$10.44	$10.44	$10.40	$10.75	$10.46	$10.48

10/31/09	13.24	13.79	13.20	13.20	13.14	13.58	13.23	13.25

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	7.89%	7.57%	7.18%	7.18%	7.67%	7.42%	7.71%	8.15%

Current 30-day SEC yield [2,3]	N/A	5.11	4.56	4.57	N/A	4.90	5.06	5.57

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	7.32%	7.12%	6.48%	6.48%	6.51%	6.51%	7.01%	6.85%	7.05%	7.37%

10 years	85.01	77.61	71.62	71.62	71.72	71.72	80.43	74.58	80.42	86.98
Annual average	6.35	5.91	5.55	5.55	5.56	5.56	6.08	5.73	6.08	6.46

5 years	33.95	28.58	28.99	26.99	28.97	28.97	32.24	27.91	32.26	35.36
Annual average	6.02	5.16	5.22	4.89	5.22	5.22	5.75	5.05	5.75	6.24

3 years	26.36	21.33	23.53	20.53	23.55	23.55	25.42	21.38	25.37	27.41
Annual average	8.11	6.66	7.30	6.42	7.30	7.30	7.84	6.67	7.83	8.41

1 year	21.34	16.45	20.30	15.30	20.39	19.39	21.01	17.09	20.96	21.61

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 10/31/08*	1.22%	1.97%	1.97%	1.47%	1.47%	0.97%

Total annual operating expenses for the fiscal year
ended 10/31/08	1.40%	2.15%	2.15%	1.65%	1.65%	1.15%

Annualized expense ratio for the six-month period
ended 10/31/09†	1.15%	1.90%	1.90%	1.40%	1.40%	0.90%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 7/31/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Income Trust from May 1, 2009, to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.64	$10.95	$10.95	$8.08	$8.08	$5.20

Ending value (after expenses)	$1,290.90	$1,287.10	$1,286.00	$1,289.50	$1,289.70	$1,293.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2009, use the following calculation method. To find the value of your investment on May 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.85	$9.65	$9.65	$7.12	$7.12	$4.58

Ending value (after expenses)	$1,019.41	$1,015.63	$1,015.63	$1,018.15	$1,018.15	$1,020.67

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June  12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2009. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on theirconsideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances  —for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 10th percentile in management fees and in the 48th percentile in total expenses (less any applicable 12b-1 fees) as of December  31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Global Income Funds) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	87th

Three-year period	81st

Five-year period	83rd

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 121, 96 and 88 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

The Trustees noted the disappointing performance for certain funds, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative 4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees called a shareholder meeting for your fund to take place on November  19, 2009, and recommended that shareholders approve the proposed contract. This meeting was adjourned to a later date.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

Name of Fund	Proposed Effective Contractual Rate	Current Effective Contractual Rate	Difference

Putnam Global Income Trust	0.562%	0.700%	(0.138)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, the fixed income funds, including your fund, and asset allocation funds are subject to management fee waivers that reduce these funds’ management fees pending implementation of the proposed management contracts. In addition, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2009, Putnam employees had approximately $303,000,000 and the Trustees had approximately $40,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Global Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Income Trust (the “fund”) at October 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2009

The fund’s portfolio 10/31/09

MORTGAGE-BACKED SECURITIES (43.1%)*		Principal	Value
		amount

Asset Securitization Corp. Ser. 96-MD6,
Class A7, 8.335s, 2029		$90,972	$100,139

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.658s, 2049		90,000	87,670
Ser. 07-2, Class A2, 5.634s, 2049		1,146,000	1,140,270
Ser. 06-4, Class A2, 5.522s, 2046		748,000	767,304
Ser. 04-3, Class A5, 5.398s, 2039		160,000	158,724
Ser. 06-5, Class A2, 5.317s, 2047		858,000	867,934
Ser. 05-6, Class A2, 5.165s, 2047		214,000	216,033
Ser. 07-5, Class XW, IO, 0.439s, 2051		5,660,940	125,673

Banc of America Commercial
Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 0.291s, 2042		2,346,709	35,639
Ser. 06-5, Class XC, IO, 0.113s, 2016		1,892,937	23,713

Banc of America Funding Corp. FRB
Ser. 06-D, Class 6A1, 5.883s, 2036		372,098	241,864

Banc of America Structured Security Trust
144A Ser. 02-X1, Class A3, 5.436s, 2033		12,213	12,207

Bayview Commercial Asset Trust 144A
FRB Ser. 06-CD1A, Class A1,
0.686s, 2023	CAD	1,616,846	1,183,022
Ser. 07-5A, IO, 3.047s, 2037		$709,313	54,546
Ser. 07-1, Class S, IO, 2.477s, 2037		1,214,945	76,177
Ser. 07-CD1A, IO, 2.14s, 2021	CAD	11,435,457	515,798
Ser. 06-CD1A, IO, 1.68s, 2023	CAD	8,658,987	360,891

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2,
6 1/4s, 2036		$445,508	302,945
FRB Ser. 05-10, 5.718s, 2036		618,102	380,133
FRB Ser. 05-7, Class 23A1,
5.636s, 2035		242,805	159,242

Bear Stearns Asset Backed Securities,
Inc. FRB Ser. 05-AC8, Class A1,
0.574s, 2035		790,616	458,557

Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F,
8.176s, 2032		100,000	61,699
Ser. 07-PW17, Class A3,
5.736s, 2050		1,047,000	1,015,255
Ser. 05-PWR9, Class A2,
4.735s, 2042		143,000	143,353

Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO,
0.687s, 2038		1,176,083	38,634
Ser. 06-PW14, Class X1, IO,
0.11s, 2038		1,266,325	17,729
Ser. 07-PW18, Class X1, IO,
0.095s, 2050		3,209,610	23,247

Chase Commercial Mortgage
Securities Corp. 144A Ser. 98-1,
Class F, 6.56s, 2030		362,000	381,480

Citigroup Commercial Mortgage Trust
Ser. 08-C7, Class A3, 6.095s, 2014		370,000	361,423
Ser. 08-C7, Class A2A, 6.034s, 2049		200,000	202,024

Citigroup Commercial Mortgage Trust
144A Ser. 06-C5, Class XC, IO,
0.096s, 2049		6,863,454	51,476

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A,
6.182s, 2036		286,451	169,022
FRB Ser. 05-10, Class 1A5A,
5.838s, 2035		94,558	62,408
FRB Ser. 06-AR7, Class 2A2A,
5.59s, 2036		337,014	229,170

MORTGAGE-BACKED		Principal
SECURITIES (43.1%)* cont.		amount	Value

Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A
Ser. 07-CD4, Class XC, IO,
0.087s, 2049		$7,976,674	$35,097
Ser. 07-CD5, Class XS, IO,
0.077s, 2044		1,706,007	13,970

Commercial Mortgage Acceptance
Corp. 144A Ser. 98-C1, Class F,
6.23s, 2031		157,000	143,567

Commercial Mortgage Loan Trust
Ser. 08-LS1, Class A4B, 6.019s, 2017		199,000	171,302

Countrywide Alternative Loan Trust
FRB Ser. 07-HY4, Class 3A1,
5.813s, 2047		2,165,525	1,245,177
Ser. 06-36T2, Class 2A1, 6 1/4s, 2036		762,182	484,893
Ser. 06-45T1, Class 2A2, 6s, 2037		434,753	287,888
Ser. 06-J8, Class A4, 6s, 2037		279,546	173,319
Ser. 07-HY5R, Class 2A1A,
5.544s, 2047		133,590	114,418

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1,
5.664s, 2035		596,776	447,582
FRB Ser. 06-HYB1, Class 1A1,
5.305s, 2036		72,333	42,765
FRB Ser. 05-HYB4, Class 2A1,
4.861s, 2035		680,434	489,912

Countrywide Home Loans 144A
FRB Ser. 06-R2, Class AS, IO,
5.469s, 2036		491,943	47,669
Ser. 06-R1, Class AS, IO,
5 5/8s, 2036		2,273,768	224,648

Credit Suisse Mortgage
Capital Certificates
FRB Ser. 07-C4, Class A2, 5.809s, 2039		328,000	330,800
Ser. 07-3, Class 1A1A, 5.837s, 2037		148,735	98,165
Ser. 07-C2, Class A2, 5.448s, 2049		1,763,000	1,753,769
Ser. 07-C1, Class A2, 5.268s, 2040		220,000	219,296

Credit Suisse Mortgage Capital
Certificates 144A
Ser. 06-C4, Class AX, IO, 0.133s, 2039		5,864,394	71,825
Ser. 07-C2, Class AX, IO, 0.113s, 2049		10,849,838	73,258

CS First Boston Mortgage Securities
Corp. Ser. 04-C2, Class A2, 5.416s, 2036		180,000	180,843

CS First Boston Mortgage
Securities Corp. 144A
Ser. 98-C2, Class F, 6 3/4s, 2030		362,000	264,863
Ser. 02-CP5, Class M, 5 1/4s, 2035		81,000	6,502
Ser. 03-C3, Class AX, IO, 0.724s, 2038		1,331,169	50,210
Ser. 03-CK2, Class AX, IO, 0.41s, 2036		2,101,475	53,588
Ser. 04-C4, Class AX, IO, 0.377s, 2039		903,607	19,845

CWCapital Cobalt
Ser. 07-C2, Class A2, 5.334s, 2047		1,097,000	1,102,365
Ser. 06-C1, Class A2, 5.174s, 2048		637,991	643,809

DLJ Commercial Mortgage Corp.
Ser. 99-CG2, Class B3, 6.1s, 2032		129,000	110,940
Ser. 99-CG2, Class B4, 6.1s, 2032 F		219,000	197,107

European Loan Conduit 144A FRB
Ser. 22A, Class D, 1.444s, 2014
(United Kingdom) F	GBP	103,500	25,542

European Prime Real Estate PLC 144A
FRB Ser. 1-A, Class D, 1.444s,
2014 (United Kingdom) F	GBP	180,378	23,757

MORTGAGE-BACKED	Principal
SECURITIES (43.1%)* cont.	amount	Value

Fannie Mae
FRB Ser. 06-115, Class SN, zero %, 2036	$94,951	$93,895
FRB Ser. 05-65, Class ER, zero %, 2035	65,033	61,261
FRB Ser. 05-57, Class UL, zero %, 2035	42,086	41,593
FRB Ser. 05-51, Class FV, zero %, 2035	94,137	88,297
IFB Ser. 07-75, Class JS, 50.41s, 2037	132,282	210,504
IFB Ser. 07-30, Class FS, 28.698s, 2037	73,110	100,459
IFB Ser. 06-49, Class SE, 28.025s, 2036	128,417	179,579
IFB Ser. 05-25, Class PS, 27.088s, 2035	74,691	107,655
IFB Ser. 05-74, Class CP, 23.856s, 2035	87,333	118,060
IFB Ser. 06-8, Class HP, 23.673s, 2036	138,052	187,561
IFB Ser. 05-99, Class SA, 23.673s, 2035	100,702	133,598
IFB Ser. 05-45, Class DC, 23.416s, 2035	117,852	163,445
IFB Ser. 03-44, Class SI, IO,
7.756s, 2033	440,510	75,367
IFB Ser. 04-17, Class ST, IO,
7.356s, 2034	43,172	7,775
IFB Ser. 08-7, Class SA, IO,
7.306s, 2038	663,877	108,221
IFB Ser. 06-125, Class SM, IO,
6.956s, 2037	297,808	39,857
IFB Ser. 06-43, Class SU, IO,
6.956s, 2036	106,124	14,834
IFB Ser. 06-24, Class QS, IO,
6.956s, 2036	242,951	41,731
IFB Ser. 05-52, Class DC, IO,
6.956s, 2035	106,108	18,238
IFB Ser. 06-79, Class DI, IO,
6.906s, 2036	391,346	57,958
IFB Ser. 06-60, Class SI, IO,
6.906s, 2036	513,446	75,887
IFB Ser. 04-89, Class EI, IO,
6.906s, 2034	658,479	74,169
IFB Ser. 04-24, Class CS, IO,
6.906s, 2034	252,139	34,680
IFB Ser. 03-122, Class SA, IO,
6.856s, 2028	281,398	22,983
IFB Ser. 03-122, Class SJ, IO,
6.856s, 2028	291,820	24,281
IFB Ser. 04-60, Class SW, IO,
6.806s, 2034	473,811	71,077
IFB Ser. 03-130, Class BS, IO,
6.806s, 2033	639,729	84,559
IFB Ser. 05-65, Class KI, IO,
6.756s, 2035	321,391	44,915
IFB Ser. 03-34, Class WS, IO,
6.756s, 2029	596,297	65,900
IFB Ser. 08-41, Class S, IO,
6.556s, 2036	462,864	60,441
IFB Ser. 05-48, Class SM, IO,
6.556s, 2034	148,118	19,429
IFB Ser. 07-54, Class CI, IO,
6.516s, 2037	158,108	22,741
IFB Ser. 08-34, Class SM, IO,
6.506s, 2038	466,727	57,921
IFB Ser. 07-58, Class SP, IO,
6.506s, 2037	178,196	28,049
IFB Ser. 07-37, Class SB, IO,
6.506s, 2037	3,043,131	396,104
IFB Ser. 07-28, Class SE, IO,
6.506s, 2037	149,333	21,219
IFB Ser. 07-24, Class SD, IO,
6.506s, 2037	142,452	18,106
IFB Ser. 06-79, Class SI, IO,
6.506s, 2036	151,801	19,041
IFB Ser. 05-12, Class SC, IO,
6.506s, 2035	186,505	22,953
IFB Ser. 05-17, Class ES, IO,
6.506s, 2035	200,089	24,394

MORTGAGE-BACKED	Principal
SECURITIES (43.1%)* cont.	amount	Value

Fannie Mae
IFB Ser. 05-17, Class SY, IO,
6.506s, 2035	$93,529	$13,094
IFB Ser. 05-18, Class SK, IO,
6.506s, 2035	104,947	10,330
IFB Ser. 07-30, Class IE, IO,
6.496s, 2037	427,275	72,091
IFB Ser. 06-123, Class CI, IO,
6.496s, 2037	335,006	44,860
IFB Ser. 05-82, Class SY, IO,
6.486s, 2035	386,940	48,561
IFB Ser. 05-45, Class EW, IO,
6.476s, 2035	624,450	81,395
IFB Ser. 05-45, Class SR, IO,
6.476s, 2035	544,753	72,913
IFB Ser. 06-126, Class CS, IO,
6.456s, 2037	230,673	31,766
IFB Ser. 06-31, Class SX, IO,
6.456s, 2036	488,062	73,960
IFB Ser. 06-33, Class JS, IO,
6.456s, 2036	205,562	25,122
IFB Ser. 06-36, Class SP, IO,
6.456s, 2036	143,562	18,132
IFB Ser. 06-23, Class SP, IO,
6.456s, 2036	428,888	60,404
IFB Ser. 06-16, Class SM, IO,
6.456s, 2036	136,734	20,914
IFB Ser. 05-95, Class CI, IO,
6.456s, 2035	240,381	37,200
IFB Ser. 05-84, Class SG, IO,
6.456s, 2035	374,614	52,933
IFB Ser. 05-57, Class NI, IO,
6.456s, 2035	75,518	9,947
IFB Ser. 06-3, Class SB, IO,
6.456s, 2035	930,032	139,241
IFB Ser. 05-54, Class SA, IO,
6.456s, 2035	372,414	50,503
IFB Ser. 05-23, Class SG, IO,
6.456s, 2035	298,788	35,913
IFB Ser. 05-29, Class SX, IO,
6.456s, 2035	258,206	32,879
IFB Ser. 05-29, Class SY, IO,
6.456s, 2035	941,204	90,554
IFB Ser. 05-17, Class SA, IO,
6.456s, 2035	271,407	40,559
IFB Ser. 05-17, Class SE, IO,
6.456s, 2035	295,540	26,868
IFB Ser. 05-57, Class DI, IO,
6.456s, 2035	622,075	69,735
IFB Ser. 04-92, Class S, IO,
6.456s, 2034	800,870	100,207
IFB Ser. 06-104, Class EI, IO,
6.446s, 2036	320,488	35,752
IFB Ser. 05-92, Class SB, IO,
6.446s, 2035	2,880,944	356,091
IFB Ser. 05-83, Class QI, IO,
6.446s, 2035	73,635	12,376
IFB Ser. 06-128, Class GS, IO,
6.436s, 2037	171,747	24,218
IFB Ser. 05-73, Class SD, IO,
6.436s, 2035	563,898	97,270
IFB Ser. 06-114, Class IS, IO,
6.406s, 2036	160,192	21,526
IFB Ser. 06-116, Class LS, IO,
6.406s, 2036	68,669	9,137
IFB Ser. 04-92, Class SQ, IO,
6.406s, 2034	344,268	41,691
IFB Ser. 06-115, Class IE, IO,
6.396s, 2036	127,409	16,890

MORTGAGE-BACKED	Principal
SECURITIES (43.1%)* cont.	amount	Value

Fannie Mae
IFB Ser. 06-117, Class SA, IO,
6.396s, 2036	$193,227	$25,829
IFB Ser. 06-109, Class SH, IO,
6.376s, 2036	177,915	28,396
IFB Ser. 06-111, Class SA, IO,
6.376s, 2036	1,126,233	153,193
IFB Ser. 06-116, Class S, IO,
6.356s, 2036	505,515	58,223
IFB Ser. 06-103, Class SB, IO,
6.356s, 2036	293,803	37,265
IFB Ser. 06-43, Class SI, IO,
6.356s, 2036	705,640	89,202
IFB Ser. 06-8, Class JH, IO,
6.356s, 2036	591,015	82,184
IFB Ser. 06-8, Class PS, IO,
6.356s, 2036	394,010	69,782
IFB Ser. 09-12, Class CI, IO,
6.356s, 2036	681,024	101,743
IFB Ser. 05-122, Class SG, IO,
6.356s, 2035	139,675	19,056
IFB Ser. 05-122, Class SW, IO,
6.356s, 2035	168,931	22,350
IFB Ser. 06-101, Class SA, IO,
6.336s, 2036	603,356	75,097
IFB Ser. 06-92, Class LI, IO,
6.336s, 2036	189,907	26,213
IFB Ser. 06-17, Class SI, IO,
6.336s, 2036	282,257	35,728
IFB Ser. 06-60, Class YI, IO,
6.326s, 2036	286,678	46,725
IFB Ser. 06-83, Class SH, IO,
6.316s, 2036	395,662	52,425
IFB Ser. 06-95, Class SH, IO,
6.306s, 2036	578,907	67,141
IFB Ser. 09-12, Class AI, IO,
6.256s, 2037	663,848	87,744
IFB Ser. 07-15, Class NI, IO,
6.256s, 2022	238,051	25,662
IFB Ser. 07-109, Class XI, IO,
6.206s, 2037	167,108	27,523
IFB Ser. 06-79, Class SH, IO,
6.206s, 2036	329,808	46,757
IFB Ser. 07-30, Class OI, IO,
6.196s, 2037	680,659	90,355
IFB Ser. 07-89, Class SA, IO,
6.186s, 2037	536,685	63,490
IFB Ser. 07-54, Class IA, IO,
6.166s, 2037	183,862	24,307
IFB Ser. 07-54, Class IB, IO,
6.166s, 2037	183,862	24,307
IFB Ser. 07-54, Class IC, IO,
6.166s, 2037	183,862	24,307
IFB Ser. 07-54, Class ID, IO,
6.166s, 2037	183,862	24,307
IFB Ser. 07-54, Class IF, IO,
6.166s, 2037	273,167	33,895
IFB Ser. 07-54, Class UI, IO,
6.166s, 2037	229,787	33,418
IFB Ser. 07-15, Class CI, IO,
6.136s, 2037	625,499	77,692
IFB Ser. 06-115, Class JI, IO,
6.136s, 2036	441,321	55,590
IFB Ser. 09-43, Class SB, IO,
6.086s, 2039	642,505	95,406
IFB Ser. 06-123, Class LI, IO,
6.076s, 2037	300,822	36,266
IFB Ser. 07-81, Class IS, IO,
6.056s, 2037	352,697	41,980

MORTGAGE-BACKED	Principal
SECURITIES (43.1%)* cont.	amount	Value

Fannie Mae
IFB Ser. 07-39, Class AI, IO,
5.876s, 2037	$315,479	$35,230
IFB Ser. 07-32, Class SD, IO,
5.866s, 2037	218,988	24,234
IFB Ser. 07-30, Class UI, IO,
5.856s, 2037	180,240	18,312
IFB Ser. 07-1, Class CI, IO,
5.856s, 2037	203,319	25,495
IFB Ser. 07-3, Class SH, IO,
5.826s, 2037	345,894	37,184
IFB Ser. 09-12, Class DI, IO,
5.786s, 2037	628,551	76,869
IFB Ser. 05-58, Class IK, IO,
5.756s, 2035	331,144	42,426
IFB Ser. 04-46, Class PJ, IO,
5.756s, 2034	251,136	31,289
IFB Ser. 07-75, Class ID, IO,
5.626s, 2037	199,237	23,478
IFB Ser. 09-3, Class SE, IO,
5.256s, 2037	336,675	32,728
Ser. 02-T4, Class A4, 9 1/2s, 2041	252,645	290,384
Ser. 02-T4, Class A3, 7 1/2s, 2041	85,289	95,258
Ser. 01-T12, Class A2, 7 1/2s, 2041	104,207	116,386
Ser. 99-T2, Class A1, 7 1/2s, 2039	191,462	213,301
Ser. 00-T6, Class A1, 7 1/2s, 2030	84,767	93,191
Ser. 02-26, Class A1, 7s, 2048	73,236	80,262
Ser. 02-14, Class A1, 7s, 2042	110,321	120,905
Ser. 06-W3, Class 1AS, IO, 5.744s, 2046	643,768	66,372
Ser. 383, Class 18, IO, 5 1/2s, 2038	144,822	21,130
Ser. 383, Class 19, IO, 5 1/2s, 2038	131,665	19,091
Ser. 383, Class 6, IO, 5 1/2s, 2037	111,462	17,834
Ser. 383, Class 7, IO, 5 1/2s, 2037	110,271	15,780
Ser. 383, Class 20, IO, 5 1/2s, 2037	83,365	12,696
Ser. 359, Class 11, IO, 5 1/2s, 2035	4,534,501	745,699
Ser. 385, Class 3, IO, 5s, 2038	102,408	14,931
Ser. 03-W10, Class 1, IO, 1.856s, 2043	794,706	50,071
Ser. 03-W8, Class 12, IO, 1.637s, 2042	1,706,809	95,809
Ser. 03-W17, Class 12, IO, 1.142s, 2033	828,179	30,626
Ser. 02-T18, IO, 0.513s, 2042	4,700,319	83,443
Ser. 02-T4, IO, 0.449s, 2041	266,087	2,058
Ser. 02-26, IO, 0.224s, 2048	12,393,055	101,043
Ser. 07-64, Class LO, PO, zero %, 2037	100,803	87,714
Ser. 06-37, Class ON, PO, zero %, 2036	71,370	66,699
Ser. 05-50, Class LO, PO, zero %, 2035	30,623	28,282
Ser. 08-37, Class DO, PO, zero %, 2033	74,304	58,423
Ser. 04-61, Class JO, PO, zero %, 2032	42,308	38,714
Ser. 326, Class 1, PO, zero %, 2032	63,389	56,085
Ser. 318, Class 1, PO, zero %, 2032	24,004	21,215
Ser. 04-61, Class CO, PO, zero %, 2031	132,428	124,798
Ser. 314, Class 1, PO, zero %, 2031	114,101	97,369

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO,
7.856s, 2043	124,549	20,239

First Chicago Lennar Trust 144A
Ser. 97-CHL1, Class E, 6.559s, 2039	10,852	10,743

First Horizon Alternative Mortgage
Securities FRB Ser. 05-AA10,
Class 2A1, 5.714s, 2035	133,787	76,259

First Union-Lehman Brothers Commercial
Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	209,000	181,902
Ser. 97-C2, Class G, 7 1/2s, 2029	119,000	103,530

First Union-Lehman Brothers-Bank of
America 144A Ser. 98-C2, Class G, 7s, 2035	285,000	242,250

MORTGAGE-BACKED	Principal
SECURITIES (43.1%)* cont.	amount	Value

Freddie Mac
FRB Ser. 3130, Class JF, zero %, 2036	$27,883	$27,234
FRB Ser. 3326, Class WF, zero %, 2035	185,706	178,327
FRB Ser. 3251, Class TP, zero %, 2035	82,225	73,728
FRB Ser. 3003, Class XF, zero %, 2035	165,003	157,539
FRB Ser. 2963, Class TW, zero %, 2035	26,259	25,496
IFB Ser. 3182, Class PS, 27.62s, 2032	251,695	363,255
IFB Ser. 3182, Class SP, 27.62s, 2032	76,014	97,735
IFB Ser. 3211, Class SI, IO, 26.635s, 2036	94,099	56,726
IFB Ser. 3408, Class EK, 24.807s, 2037	87,532	112,933
IFB Ser. 2976, Class KL, 23.485s, 2035	166,002	221,020
IFB Ser. 3065, Class DC, 19 1/8s, 2035	145,035	182,956
IFB Ser. 3105, Class SI, IO, 18.989s, 2036	87,728	41,672
IFB Ser. 2990, Class LB, 16.319s, 2034	170,054	202,698
IFB Ser. 3031, Class BS, 16.112s, 2035	188,808	233,282
IFB Ser. 3489, Class SD, IO, 7.555s, 2032	162,326	24,502
IFB Ser. 2828, Class GI, IO, 7.255s, 2034	269,599	29,549
IFB Ser. 3184, Class SP, IO, 7.105s, 2033	235,250	28,554
IFB Ser. 3110, Class SP, IO, 7.055s, 2035	319,324	54,908
IFB Ser. 3156, Class PS, IO, 7.005s, 2036	337,157	55,372
IFB Ser. 2869, Class JS, IO, 7.005s, 2034	488,451	43,282
IFB Ser. 2927, Class SI, IO, 7s, 2035	214,401	25,379
IFB Ser. 3149, Class LS, IO, 6.955s, 2036	560,603	102,282
IFB Ser. 3119, Class PI, IO, 6.955s, 2036	563,295	101,830
IFB Ser. 2882, Class NS, IO, 6.955s, 2034	335,272	42,885
IFB Ser. 2882, Class LS, IO, 6.955s, 2034	244,421	35,370
IFB Ser. 3200, Class SB, IO, 6.905s, 2036	336,074	43,818
IFB Ser. 3149, Class SE, IO, 6.905s, 2036	184,337	30,799
IFB Ser. 3157, Class SA, IO, 6.905s, 2036	460,792	75,468
IFB Ser. 3203, Class SH, IO, 6.895s, 2036	139,444	21,741
IFB Ser. 2835, Class AI, IO, 6.855s, 2034	210,943	32,925
IFB Ser. 2755, Class SG, IO,
6.855s, 2031	6,667,151	677,110
IFB Ser. 2815, Class PT, IO, 6.805s, 2032	252,288	30,340
IFB Ser. 2594, Class SE, IO, 6.805s, 2030	178,240	12,504
IFB Ser. 2828, Class TI, IO, 6.805s, 2030	112,893	9,554
IFB Ser. 3397, Class GS, IO, 6.755s, 2037	141,041	19,011
IFB Ser. 3249, Class SI, IO, 6.505s, 2036	78,652	10,708
IFB Ser. 3028, Class ES, IO, 6.505s, 2035	610,604	87,720
IFB Ser. 2922, Class SE, IO, 6.505s, 2035	296,722	38,916
IFB Ser. 3316, Class SA, IO, 6.485s, 2037	387,960	46,789
IFB Ser. 2981, Class AS, IO, 6.475s, 2035	237,555	27,984
IFB Ser. 3287, Class SE, IO, 6.455s, 2037	397,652	59,171
IFB Ser. 3122, Class DS, IO, 6.455s, 2036	255,997	38,405
IFB Ser. 3123, Class LI, IO, 6.455s, 2036	224,589	35,744
IFB Ser. 3118, Class SD, IO, 6.455s, 2036	501,342	61,612
IFB Ser. 3107, Class DC, IO, 6.455s, 2035	247,132	36,977
IFB Ser. 3001, Class IH, IO, 6.455s, 2035	518,808	71,950
IFB Ser. 2950, Class SM, IO, 6.455s, 2016	322,160	37,413
IFB Ser. 3256, Class S, IO, 6.445s, 2036	256,853	30,540
IFB Ser. 3031, Class BI, IO, 6.445s, 2035	133,438	21,729
IFB Ser. 3244, Class SB, IO, 6.415s, 2036	144,727	17,949
IFB Ser. 3249, Class SM, IO, 6.405s, 2036	332,096	45,247
IFB Ser. 3236, Class IS, IO, 6.405s, 2036	263,722	32,826
IFB Ser. 3240, Class SM, IO, 6.405s, 2036	330,369	39,935
IFB Ser. 3147, Class SD, IO, 6.405s, 2036	513,620	66,891
IFB Ser. 3067, Class SI, IO, 6.405s, 2035	667,637	100,477
IFB Ser. 3033, Class SG, IO, 6.405s, 2035	126,387	14,846
IFB Ser. 3114, Class TS, IO, 6.405s, 2030	762,570	99,218
IFB Ser. 3128, Class JI, IO, 6.385s, 2036	135,709	17,683
IFB Ser. 2990, Class LI, IO, 6.385s, 2034	258,959	30,431
IFB Ser. 3240, Class S, IO, 6 3/8s, 2036	493,921	63,024
IFB Ser. 3065, Class DI, IO, 6 3/8s, 2035	99,121	13,247
IFB Ser. 3145, Class GI, IO, 6.355s, 2036	115,573	15,256
IFB Ser. 3114, Class GI, IO, 6.355s, 2036	134,560	16,320
IFB Ser. 3114, Class IP, IO, 6.355s, 2036	586,687	73,071
IFB Ser. 2877, Class WS, IO, 6.355s, 2034	10,898,265	1,027,184

MORTGAGE-BACKED	Principal
SECURITIES (43.1%)* cont.	amount	Value

Freddie Mac
IFB Ser. 3218, Class AS, IO, 6.335s, 2036	$179,767	$23,031
IFB Ser. 3221, Class SI, IO, 6.335s, 2036	203,405	26,365
IFB Ser. 3072, Class SG, IO, 6.335s, 2035	1,195,248	153,231
IFB Ser. 3153, Class UI, IO, 6.325s, 2036	432,983	81,035
IFB Ser. 3424, Class XI, IO, 6.325s, 2036	549,110	74,041
IFB Ser. 3485, Class SI, IO, 6.305s, 2036	174,752	25,833
IFB Ser. 3153, Class QI, IO, 6.305s, 2036	263,143	42,456
IFB Ser. 3346, Class SC, IO, 6.305s, 2033	2,617,518	353,649
IFB Ser. 3346, Class SB, IO, 6.305s, 2033	317,602	42,745
IFB Ser. 3201, Class SG, IO, 6.255s, 2036	279,200	35,259
IFB Ser. 3203, Class SE, IO, 6.255s, 2036	239,340	29,850
IFB Ser. 3238, Class LI, IO, 6.245s, 2036	255,401	31,270
IFB Ser. 3171, Class PS, IO, 6.24s, 2036	233,225	27,894
IFB Ser. 3171, Class ST, IO, 6.24s, 2036	401,262	50,318
IFB Ser. 3510, Class CI, IO, 6.235s, 2037	607,209	76,845
IFB Ser. 3510, Class DI, IO, 6.235s, 2035	378,184	49,467
IFB Ser. 3181, Class PS, IO, 6.225s, 2036	156,286	22,559
IFB Ser. 3281, Class AI, IO, 6.185s, 2037	431,936	54,571
IFB Ser. 3261, Class SA, IO, 6.185s, 2037	220,173	27,533
IFB Ser. 3311, Class IA, IO, 6.165s, 2037	253,708	31,896
IFB Ser. 3311, Class IB, IO, 6.165s, 2037	253,708	31,896
IFB Ser. 3311, Class IC, IO, 6.165s, 2037	253,708	31,896
IFB Ser. 3311, Class ID, IO, 6.165s, 2037	253,708	31,896
IFB Ser. 3311, Class IE, IO, 6.165s, 2037	366,467	46,072
IFB Ser. 3311, Class PI, IO, 6.165s, 2037	379,356	47,252
IFB Ser. 3510, Class AS, IO, 6.165s, 2037	1,309,061	174,458
IFB Ser. 3265, Class SC, IO, 6.165s, 2037	178,705	21,536
IFB Ser. 3240, Class GS, IO, 6.135s, 2036	305,824	36,891
IFB Ser. 3257, Class SI, IO, 6.075s, 2036	129,688	11,912
IFB Ser. 3225, Class EY, IO, 6.045s, 2036	1,333,881	151,588
IFB Ser. 3225, Class JY, IO, 6.045s, 2036	561,006	66,538
IFB Ser. 3502, Class DS, IO, 5.905s, 2039	207,323	19,856
IFB Ser. 3339, Class TI, IO, 5.895s, 2037	298,359	34,516
IFB Ser. 3284, Class CI, IO, 5 7/8s, 2037	471,747	54,831
IFB Ser. 3309, Class SG, IO, 5.825s, 2037	515,892	55,355
IFB Ser. 2965, Class SA, IO, 5.805s, 2032	250,234	30,386
IFB Ser. 3510, Class BI, IO, 5.785s, 2037	534,393	63,582
IFB Ser. 3397, Class SQ, IO, 5.725s, 2037	909,764	98,352
IFB Ser. 3424, Class UI, IO, 5.515s, 2037	379,579	38,658
IFB Ser. 248, IO, 5 1/2s, 2037	517,055	90,898
Ser. 3327, Class IF, IO, zero %, 2037	81,102	2,490
Ser. 3300, PO, zero %, 2037	60,321	51,008
Ser. 242, PO, zero %, 2036	966,402	866,439
Ser. 3078, PO, zero %, 2035	70,681	64,344
Ser. 2971, Class KO, PO, zero %, 2035	20,833	18,528
Ser. 2587, Class CO, PO, zero %, 2032	61,664	57,864
Ser. 201, PO, zero %, 2029	70,767	55,699

GE Capital Commercial Mortgage Corp.
144A Ser. 07-C1, Class XC, IO, 0.088s, 2019	16,436,478	83,826

Government National Mortgage Association
FRB Ser. 07-35, Class UF, zero %, 2037	31,928	30,985
IFB Ser. 08-47, Class S, IO,
7.455s, 2038	311,745	40,578
IFB Ser. 07-6, Class SA, IO,
7.105s, 2037	527,235	60,614
IFB Ser. 05-68, Class PU, IO,
7.055s, 2032	260,189	29,329
IFB Ser. 04-59, Class SC, IO,
6.955s, 2034	117,935	17,448
IFB Ser. 04-26, Class IS, IO,
6.955s, 2034	188,609	14,964
IFB Ser. 05-68, Class SN, IO,
6.955s, 2034	1,023,578	119,496
IFB Ser. 07-47, Class SA, IO,
6.855s, 2036	315,137	36,675
IFB Ser. 04-47, Class SY, IO, 6.815s, 2034	548,220	67,263

MORTGAGE-BACKED	Principal
SECURITIES (43.1%)* cont.	amount	Value

Government National Mortgage Association
IFB Ser. 04-96, Class KS, IO,
6.755s, 2034	$468,519	$67,966
IFB Ser. 06-16, Class GS, IO,
6.745s, 2036	54,208	6,300
IFB Ser. 04-5, Class PS, IO,
6.705s, 2033	320,000	54,061
IFB Ser. 07-35, Class NY, IO,
6.655s, 2035	312,434	27,283
IFB Ser. 07-36, Class SW, IO,
6.655s, 2035	205,189	11,484
IFB Ser. 07-22, Class S, IO,
6.555s, 2037	165,353	18,983
IFB Ser. 05-84, Class AS, IO,
6.555s, 2035	419,388	50,261
IFB Ser. 07-51, Class SJ, IO,
6.505s, 2037	204,199	20,511
IFB Ser. 04-104, Class IS, IO,
6.505s, 2034	119,679	14,408
IFB Ser. 07-53, Class SY, IO,
6.49s, 2037	588,214	58,400
IFB Ser. 07-58, Class PS, IO,
6.455s, 2037	660,532	64,521
IFB Ser. 07-37, Class SU, IO,
6.445s, 2037	186,633	24,939
IFB Ser. 07-37, Class YS, IO,
6.425s, 2037	133,587	15,938
IFB Ser. 07-59, Class PS, IO,
6.425s, 2037	141,202	12,389
IFB Ser. 07-59, Class SP, IO,
6.425s, 2037	77,843	6,951
IFB Ser. 07-16, Class KU, IO,
6.405s, 2037	4,482,625	551,801
IFB Ser. 09-87, Class SK, IO,
6.355s, 2039	3,420,000	355,894
IFB Ser. 09-61, Class YS, IO,
6.355s, 2039	96,225	12,992
IFB Ser. 08-6, Class TI, IO,
6.355s, 2032	927,630	89,164
IFB Ser. 07-17, Class AI, IO,
6.305s, 2037	625,686	87,092
IFB Ser. 09-13, Class SD, IO,
6.305s, 2033	1,016,625	86,256
IFB Ser. 07-78, Class SA, IO,
6.285s, 2037	502,543	55,169
IFB Ser. 08-2, Class SM, IO,
6.255s, 2038	744,863	79,046
IFB Ser. 07-9, Class AI, IO,
6.255s, 2037	223,748	24,682
IFB Ser. 06-26, Class S, IO,
6.255s, 2036	1,552,102	161,018
IFB Ser. 06-38, Class SW, IO,
6.255s, 2036	2,971,898	270,205
IFB Ser. 06-23, Class S, IO,
6.255s, 2036	5,446,059	527,470
IFB Ser. 08-9, Class SK, IO,
6.235s, 2038	714,968	73,933
IFB Ser. 09-35, Class SP, IO,
6.155s, 2037	692,158	82,094
IFB Ser. 05-71, Class SA, IO,
6.115s, 2035	542,732	65,698
IFB Ser. 05-65, Class SI, IO,
6.105s, 2035	118,977	12,849
IFB Ser. 09-87, Class KI, IO,
6.055s, 2039	1,066,000	129,253
IFB Ser. 05-92, Class SP, IO,
6.055s, 2035	6,596,900	625,202

MORTGAGE-BACKED	Principal
SECURITIES (43.1%)* cont.	amount	Value

Government National Mortgage Association
IFB Ser. 06-16, Class SX, IO,
6.045s, 2036	$516,885	$52,677
IFB Ser. 09-87, Class SN, IO,
6.005s, 2039	438,000	39,968
IFB Ser. 07-17, Class IB, IO,
6.005s, 2037	123,944	16,375
IFB Ser. 06-10, Class SM, IO,
6.005s, 2036	1,104,843	111,573
IFB Ser. 06-14, Class S, IO,
6.005s, 2036	198,238	19,306
IFB Ser. 05-66, Class S, IO,
6.005s, 2035	4,541,498	602,891
IFB Ser. 06-11, Class ST, IO,
5.995s, 2036	122,333	12,010
IFB Ser. 07-25, Class KS, IO,
5.955s, 2037	268,739	27,252
IFB Ser. 07-21, Class S, IO,
5.955s, 2037	290,640	28,166
IFB Ser. 07-7, Class JI, IO,
5.955s, 2037	360,183	39,609
IFB Ser. 07-17, Class SI, IO,
5.943s, 2037	911,482	102,369
IFB Ser. 07-31, Class AI, IO,
5.935s, 2037	208,762	27,710
IFB Ser. 07-62, Class S, IO,
5.905s, 2037	316,614	30,880
IFB Ser. 09-87, Class TS, IO,
5.855s, 2039	303,000	34,845
IFB Ser. 07-43, Class SC, IO,
5.855s, 2037	182,119	18,984
IFB Ser. 05-3, Class SN, IO,
5.855s, 2035	786,238	87,158
IFB Ser. 04-87, Class SD, IO,
5.855s, 2034	30,777	3,578
IFB Ser. 07-28, Class SB, IO,
5.805s, 2037	528,003	58,202
IFB Ser. 04-89, Class HS, IO,
5.755s, 2034	157,030	17,027
IFB Ser. 04-41, Class SG, IO,
5.755s, 2034	649,959	37,718
IFB Ser. 09-87, Class WT, IO,
0.191s, 2039	2,370,000	8,888
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	156,031	27,447

Greenwich Capital Commercial Funding
Corp. Ser. 05-GG5, Class A2, 5.117s, 2037	155,000	154,951

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.805s, 2045	170,000	167,508
Ser. 06-GG6, Class A2, 5.506s, 2038	272,000	276,210

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	97,740	92,169
Ser. 06-GG8, Class X, IO, 0.666s, 2039	2,039,239	50,079
Ser. 03-C1, Class X1, IO, 0.286s, 2040	4,743,947	94,881

HSI Asset Loan Obligation FRB Ser.
07-AR1, Class 2A1, 6.031s, 2037	596,986	405,950

IMPAC Secured Assets Corp. FRB Ser.
07-2, Class 1A1A, 0.354s, 2037 F	377,275	211,274

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1,
5.928s, 2036	106,754	66,075
FRB Ser. 07-AR15, Class 1A1,
5.922s, 2037	349,522	216,703
FRB Ser. 07-AR9, Class 2A1,
5.882s, 2037	360,573	234,373
FRB Ser. 05-AR31, Class 3A1,
5.514s, 2036	703,855	408,236

MORTGAGE-BACKED	Principal
SECURITIES (43.1%)* cont.	amount	Value

IndyMac Indx Mortgage Loan Trust
FRB Ser. 05-AR5, Class 4A1,
5.23s, 2035	$302,448	$210,344
FRB Ser. 07-AR11, Class 1A1,
5.082s, 2037	331,100	178,794

JP Morgan Chase Commercial Mortgage
Securities Corp. Ser. 06-LDP6,
Class A3B, 5.559s, 2043	339,000	335,365

JPMorgan Alternative Loan Trust
FRB Ser. 06-A1, Class 5A1, 5.927s, 2036	250,866	190,659
FRB Ser. 06-A6, Class 1A1, 0.404s, 2036	154,826	75,363

JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD12, Class A3, 5.99s, 2051	72,000	68,640
FRB Ser. 07-LD11, Class A3, 5.818s, 2049	213,000	207,026
Ser. 07-CB20, Class A3, 5.863s, 2051	422,000	412,360
Ser. 06-CB15, Class A4, 5.814s, 2043	317,000	313,228
Ser. 07-CB20, Class A4, 5.794s, 2051	96,000	84,737
Ser. 06-CB16, Class A3B, 5.579s, 2045	479,000	474,805
Ser. 06-LDP8, Class A3B, 5.447s, 2045	374,000	367,962
Ser. 06-LDP8, Class A2, 5.289s, 2045	1,682,000	1,710,860
Ser. 05-LDP2, Class AM, 4.78s, 2042	50,000	41,696
Ser. 06-LDP8, Class X, IO, 0.572s, 2045	2,709,393	65,924
Ser. 06-CB17, Class X, IO, 0.512s, 2043	2,407,881	69,970
Ser. 07-LDPX, Class X, IO, 0.346s, 2049	4,774,178	78,165
Ser. 06-CB16, Class X1, IO, 0.113s, 2045	3,078,211	36,373

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A Ser. 07-CB20,
Class X1, IO, 0.133s, 2051	8,306,705	88,439

LB Commercial Conduit Mortgage
Trust 144A Ser. 98-C4, Class J, 5.6s, 2035	119,000	92,225

LB-UBS Commercial Mortgage Trust
Ser. 04-C7, Class A6, 4.786s, 2029	128,000	123,558
Ser. 07-C2, Class XW, IO, 0.547s, 2040	1,052,186	24,713

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.718s, 2038	1,741,019	54,258
Ser. 03-C5, Class XCL, IO, 0.402s, 2037	1,214,221	22,046
Ser. 05-C2, Class XCL, IO, 0.175s, 2040	5,814,626	46,507
Ser. 06-C7, Class XCL, IO, 0.116s, 2038	3,191,702	44,367
Ser. 07-C2, Class XCL, IO, 0.103s, 2040	9,044,806	93,720
Ser. 06-C1, Class XCL, IO, 0.097s, 2041	12,183,755	101,807

Lehman Brothers Floating Rate Commercial
Mortgage Trust 144A FRB Ser. 04-LLFA,
Class H, 1.195s, 2017	66,000	46,838

Mach One Commercial Mortgage Trust
144A Ser. 04-1A, Class H, 6.687s, 2040	156,000	12,480

MASTR Alternative Loans Trust Ser. 06-3,
Class 1A1, 6 1/4s, 2036	193,410	132,788

Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.148s, 2049	5,995,283	67,241

Merrill Lynch Floating Trust 144A FRB
Ser. 06-1, Class TM, 0.745s, 2022	270,899	205,883

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 6.819s, 2030	49,000	38,156
FRB Ser. 05-A9, Class 3A1, 5.256s, 2035	289,290	235,269

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.829s, 2050	118,000	113,595
FRB Ser. 07-C1, Class A4, 5.829s, 2050	127,000	109,916

Merrill Lynch/Countrywide Commercial
Mortgage Trust
FRB Ser. 07-8, Class A3, 5.957s, 2049	503,000	466,885
FRB Ser. 07-8, Class A2, 5.92s, 2049	138,000	138,028

Mezz Cap Commercial Mortgage Trust
Ser. 07-C5, Class X, IO, 4.526s, 2017	215,115	44,163

MORTGAGE-BACKED		Principal
SECURITIES (43.1%)* cont.		amount	Value

Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.28s, 2043		$69,000	$68,508
FRB Ser. 06-IQ11, Class A4, 5.77s, 2042		317,000	309,733
Ser. 98-CF1, Class E, 7.35s, 2032		256,000	157,795
Ser. 06-T21, Class A2, 5.09s, 2052		295,000	297,065
Ser. 05-HQ6, Class A4A, 4.989s, 2042		183,000	183,897
Ser. 04-HQ4, Class A7, 4.97s, 2040		151,000	149,339

Morgan Stanley Capital I 144A
FRB Ser. 04-RR, Class F7, 6s, 2039		360,000	21,600
Ser. 07-HQ13, Class X1, IO,
0.667s, 2044		4,944,819	106,709
Ser. 05-HQ5, Class X1, IO,
0.143s, 2042		1,905,564	9,452

Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 3.956s, 2035		282,335	173,636

Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.092s, 2030		78,000	56,160

Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034		29,569	27,877

PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010		100,000	72,836

Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037		390,535	296,807

Salomon Brothers Mortgage Securities VII
144A Ser. 02-KEY2, Class X1, IO,
1.974s, 2036		642,187	21,770

Structured Adjustable Rate Mortgage
Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037		626,505	407,229
FRB Ser. 06-9, Class 1A1, 5.656s, 2036		115,522	66,273

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
6.006s, 2037		1,421,828	152,847
Ser. 07-4, Class 1A4, IO, 1s, 2037		1,421,828	42,283

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 5.455s, 2037		851,769	81,940

Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E,
7.095s, 2014 (United Kingdom)	GBP	46,127	51,203
FRB Ser. 05-CT1A, Class D,
7.095s, 2014 (United Kingdom)	GBP	102,358	57,232

Ursus EPC 144A FRB Ser. 1-A,
Class D, 6.938s, 2012 (Ireland)	GBP	54,671	17,981

Wachovia Bank Commercial
Mortgage Trust
FRB Ser. 07-C33, Class A3,
5.902s, 2051		$395,000	388,386
FRB Ser. 07-C33, Class A2,
5.857s, 2051		497,000	507,763
FRB Ser. 07-C32, Class A2,
5.735s, 2049		1,359,000	1,359,197
Ser. 07-C31, Class A2, 5.421s, 2047		903,000	902,476
Ser. 07-C30, Class A3, 5.246s, 2043		4,090,000	4,019,878
Ser. 04-C15, Class A4, 4.803s, 2041		226,000	219,788
Ser. 07-C34, IO, 0.355s, 2046		2,285,290	44,168

Wachovia Bank Commercial
Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L,
3.545s, 2018		100,000	30,000
Ser. 07-C31, IO, 0.26s, 2047		8,184,850	92,279
Ser. 06-C27, Class XC, IO,
0.122s, 2045		3,513,684	25,406

MORTGAGE-BACKED	Principal
SECURITIES (43.1%)* cont.	amount	Value

WAMU Commercial Mortgage
Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036	$87,000	$24,299
Ser. 06-SL1, Class X, IO, 0.934s, 2043	421,439	14,881
Ser. 07-SL2, Class X, IO, 0.85s, 2049	1,308,461	38,757

WAMU Mortgage Pass-Through
Certificates 144A Ser. 04-RP1,
Class 1S, IO, 5.298s, 2034	489,649	48,708

Total mortgage-backed securities (cost $58,961,398)		$64,804,536

CORPORATE BONDS	Principal
AND NOTES (22.8%)*	amount	Value

Basic materials (1.0%)
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019	$6,000	$6,824

ArcelorMittal sr. unsec. unsub.
9.85s, 2019 (Luxembourg)	65,000	76,200

Bemis Co., Inc. sr. unsec. unsub.
notes 6.8s, 2019	25,000	28,023

Dow Chemical Co. (The) sr. unsec.
notes 7.6s, 2014	454,000	504,421

Dow Chemical Co. (The) sr. unsec.
unsub. notes 5.9s, 2015	200,000	206,899

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017	78,000	83,070

Holcim, Ltd. 144 company guaranty 6s,
2019 (Switzerland)	80,000	82,496

International Paper Co. sr. unsec. notes
9 3/8s, 2019	143,000	172,315

International Paper Co. sr. unsec.
unsub. notes 7 1/2s, 2021	95,000	104,034

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016	60,000	64,593

Nalco Co. 144A sr. notes 8 1/4s, 2017	26,000	27,300

Rio Tinto Finance USA LTD company
guaranty sr. unsec. notes 9s, 2019 (Australia)	75,000	93,313

Teck Resources, Ltd. sr. notes 10 3/4s,
2019 (Canada)	21,000	24,465

Teck Resources, Ltd. sr. notes 10 1/4s,
2016 (Canada)	31,000	35,728

Teck Resources, Ltd. sr. notes 9 3/4s,
2014 (Canada)	26,000	29,185

Vale Overseas, Ltd. company guaranty
unsec. unsub. notes 5 5/8s, 2019	7,000	6,987

		1,545,853
Capital goods (0.2%)
Allied Waste North America, Inc. sec.
notes Ser. B, 5 3/4s, 2011	35,000	36,768

Allied Waste North America, Inc. sr. unsec.
notes 6 3/8s, 2011	55,000	58,065

Ball Corp. company guaranty sr. unsec.
notes 7 1/8s, 2016	10,000	10,225

Ball Corp. company guaranty sr. unsec.
notes 6 5/8s, 2018	85,000	83,513

Republic Services, Inc. 144A sr. unsec.
notes 5 1/2s, 2019	40,000	41,251

United Technologies Corp. sr. unsec.
notes 6 1/8s, 2038	110,000	122,248

		352,070

CORPORATE BONDS	Principal
AND NOTES (22.8%)* cont.	amount	Value

Communication services (1.9%)
American Tower Corp. 144A notes
4 5/8s, 2015	$85,000	$86,170

American Tower Corp. 144A sr. unsec.
notes 7 1/4s, 2019	254,000	278,765

AT&T Wireless Services, Inc. sr. notes
8 3/4s, 2031	31,000	40,877

AT&T Wireless Services, Inc. sr. notes
7 7/8s, 2011	385,000	417,062

AT&T, Inc. sr. unsec. unsub. bonds
5 1/2s, 2018	85,000	89,228

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	20,000	24,482

Comcast Corp. company guaranty
5.9s, 2016	155,000	166,245

Comcast Corp. company guaranty sr.
unsec. notes 6.55s, 2039	10,000	10,421

Comcast Corp. company guaranty sr.
unsec. unsub. notes 6.95s, 2037	75,000	81,807

Cox Communications, Inc. 144A bonds
8 3/8s, 2039	220,000	265,888

Cox Communications, Inc. 144A notes
5 7/8s, 2016	30,000	31,376

Rogers Communications Inc. company
guaranty notes 6.8s, 2018 (Canada)	80,000	89,859

Rogers Wireless, Inc. sec. notes 6 3/8s,
2014 (Canada)	105,000	116,129

Telecom Italia Capital SA company
guaranty sr. unsec. notes 7.175s, 2019 (Italy)	55,000	60,974

Telefonica Emisones SAU company
guaranty 6.221s, 2017 (Spain)	155,000	171,674

Telefonica Europe BV company guaranty
7 3/4s, 2010 (Spain)	150,000	158,414

Time Warner Cable, Inc. company guaranty
sr. notes 7.3s, 2038	105,000	118,318

Time Warner Cable, Inc. company guaranty
sr. unsec. 6 3/4s, 2018	45,000	49,664

Time Warner Cable, Inc. company guaranty
sr. unsec. notes 7 1/2s, 2014	25,000	28,790

Time Warner Cable, Inc. company guaranty
sr. unsec. unsub. notes 6 3/4s, 2039	15,000	15,887

Verizon Communications, Inc. sr. unsec.
notes 7.35s, 2039	68,000	80,969

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	77,000	96,789

Verizon Global Funding Corp. notes
7 3/4s, 2030	110,000	131,566

Verizon Wireless, Inc. 144A notes
5.55s, 2014	220,000	239,714

		2,851,068
Consumer cyclicals (2.7%)
Corrections Corporation of America
company guaranty sr. notes 7 3/4s, 2017	62,000	63,938

D.R. Horton, Inc. sr. notes 7 7/8s, 2011	175,000	182,875

DaimlerChrysler NA Holding Corp. company
guaranty unsec. unsub. notes Ser. MTN,
5 3/4s, 2011 (Germany)	315,000	332,998

DIRECTV Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019	140,000	143,940

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2011	65,000	65,975

Mohawk Industries, Inc. sr. unsec. notes
6 7/8s, 2016	575,000	563,500

CORPORATE BONDS	Principal
AND NOTES (22.8%)* cont.	amount	Value

Consumer cyclicals cont.
News America, Inc. company guaranty sr.
unsec. notes 6.9s, 2019	$245,000	$274,675

Starwood Hotels & Resorts Worldwide, Inc.
company guaranty 7 7/8s, 2012	1,740,000	1,809,600

Time Warner, Inc. company guaranty sr.
unsec. notes FRN 0.684s, 2009	40,000	40,004

Time Warner, Inc. debs. 9 1/8s, 2013	125,000	145,510

Viacom, Inc. company guaranty 5 5/8s, 2012	217,000	225,319

Viacom, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2012	43,000	46,837

Viacom, Inc. unsec. sr. company guaranty
7 7/8s, 2030	85,000	84,512

Whirlpool Corp. sr. unsec. notes 8.6s, 2014	15,000	17,123

		3,996,806
Consumer staples (2.8%)
Altria Group, Inc. company guaranty sr.
unsec. unsub. notes 8 1/2s, 2013	70,000	81,393

Anheuser-Busch InBev Worldwide, Inc.
144A company guaranty sr. notes 8.2s, 2039	50,000	63,086

Anheuser-Busch InBev Worldwide, Inc.
144A company guaranty sr. unsec.
notes 6 3/8s, 2040 (Belgium)	164,000	171,525

Anheuser-Busch InBev Worldwide, Inc.
144A company guaranty sr. unsec. notes
5 3/8s, 2020 (Belgium)	181,000	184,006

Anheuser-Busch InBev Worldwide, Inc.
144A company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019	105,000	122,358

Cadbury Schweppes US Finance LLC 144A
company guaranty sr. unsec. notes 5 1/8s,
2013 (United Kingdom)	560,000	589,772

Campbell Soup Co. debs. 8 7/8s, 2021	50,000	67,624

ConAgra Foods, Inc. unsec. notes 7 7/8s, 2010	7,000	7,385

CVS Caremark Corp. notes 6.6s, 2019	80,000	89,067

CVS Caremark Corp. 144A pass-through
certificates 6.117s, 2013	55,742	59,198

Diageo Capital PLC company guaranty
5 3/4s, 2017 (United Kingdom)	105,000	114,437

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	55,000	59,036

Kellogg Co. sr. unsec. notes 4.45s, 2016	10,000	10,436

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	150,000	157,246

Reynolds American, Inc. company guaranty
7 1/4s, 2013	1,705,000	1,858,883

SABMiller PLC 144A notes 6 1/2s, 2018
(United Kingdom)	135,000	150,236

Tesco PLC 144A sr. unsec. unsub. notes
6.15s, 2037 (United Kingdom)	160,000	171,515

Tyson Foods, Inc. sr. unsec. notes 8 1/4s, 2011	70,000	73,850

WPP Finance UK company guaranty sr.
unsec. notes 8s, 2014 (United Kingdom)	100,000	110,941

		4,141,994
Energy (1.5%)
Amerada Hess Corp. unsub. notes 6.65s, 2011	100,000	107,672

ConocoPhillips notes 6 1/2s, 2039	85,000	95,139

Devon Energy Corp. sr. notes 6.3s, 2019	20,000	22,145

EnCana Corp. sr. unsec. notes 6 1/2s,
2019 (Canada)	10,000	11,108

EOG Resources, Inc. notes 6 7/8s, 2018	105,000	123,604

Halliburton Co. sr. unsec. notes 7.45s, 2039	90,000	111,945

Husky Energy, Inc. sr. notes 5.9s,
2014 (Canada)	30,000	32,500

CORPORATE BONDS	Principal
AND NOTES (22.8%)* cont.	amount	Value

Energy cont.
Kerr-McGee Corp. sec. notes 6.95s, 2024	$50,000	$52,927

Lukoil International Finance BV 144A
company guaranty sr. unsec. unsub.
notes 7 1/4s, 2019 (Russia)	100,000	99,127

Nexen, Inc. sr. unsec. unsub. notes 7 1/2s,
2039 (Canada)	55,000	61,140

Petro-Canada sr. unsec. unsub. notes 6.05s,
2018 (Canada)	30,000	31,947

Petrobras International Finance Co. company
guaranty sr. unsec. notes 7 7/8s, 2019 (Brazil)	110,000	126,514

Petroleos de Venezuela SA company
guaranty sr. unsec. notes 5 1/4s,
2017 (Venezuela)	410,000	240,260

Petroleos de Venezuela SA sr. unsec.
bonds zero %, 2011 (Venezuela)	300,000	237,000

Ras Laffan Liquefied Natural Gas Co., Ltd.
144A company guaranty sr. notes
4 1/2s, 2012 (Qatar)	250,000	258,521

Weatherford International, Ltd. company
guaranty sr. unsec. notes 9 7/8s,
2039 (Switzerland)	175,000	228,105

White Nights Finance BV for Gazprom
notes 10 1/2s, 2014 (Russia)	100,000	114,280

Williams Cos., Inc. (The) sr. unsec.
notes 8 3/4s, 2020	90,000	103,157

XTO Energy, Inc. sr. unsec. notes 6 3/4s, 2037	85,000	93,750

XTO Energy, Inc. sr. unsec. notes 5 1/2s, 2018	55,000	57,121

XTO Energy, Inc. sr. unsec. unsub.
notes 6 1/2s, 2018	65,000	72,365

		2,280,327
Financials (6.5%)
American Express Co. sr. unsec. notes
8 1/8s, 2019	275,000	329,100

American International Group, Inc. sr.
unsec. Ser. MTN, 5.85s, 2018	230,000	173,650

Bank of America Corp. sr. unsec. unsub.
notes 6 1/2s, 2016	190,000	203,275

BankAmerica Capital III bank guaranty jr.
unsec. FRN Ser. *, 0.854s, 2027	160,000	101,147

Barclays Bank PLC 144A sub. notes
10.179s, 2021	354,000	465,452

Barclays Bank PLC 144A unsec. sub.
notes 6.05s, 2017	220,000	224,138

Bear Stearns Cos., Inc. (The) notes Ser.
MTN, 6.95s, 2012	115,000	129,060

Bear Stearns Cos., Inc. (The) sr. unsec.
notes 7 1/4s, 2018	230,000	263,077

Bosphorus Financial Services,
Ltd. 144A sr.
notes FRN 2.24s, 2012	171,875	163,414

Chubb Corp. (The) sr. notes
6 1/2s, 2038	40,000	46,108

Citigroup, Inc. sr. unsec. notes
8 1/2s, 2019	5,000	5,845

Citigroup, Inc. sr. unsec. unsub. notes
6 1/8s, 2017	395,000	403,111

Citigroup, Inc. sr. unsec. unsub. notes
5 1/4s, 2012	135,000	140,568

Citigroup, Inc. sr. unsec. unsub. notes
FRN 0.604s, 2010	135,000	134,537

Citigroup, Inc. sub. notes 5s, 2014	140,000	138,040

CORPORATE BONDS		Principal
AND NOTES (22.8%)* cont.		amount	Value

Financials cont.
Citigroup, Inc. unsec. sub. notes
6 5/8s, 2032		$44,000	$41,653

Commonwealth Bank of Australia 144A
sr. unsec. notes 3 3/4s, 2014 (Australia)		120,000	120,608

Deutsche Bank AG/London sr.
unsec. notes 3 7/8s, 2014
(United Kingdom)		5,000	5,094

Duke Realty LP sr. unsec. notes
6 1/4s, 2013		40,000	40,583

Federal Realty Investment Trust sr.
unsec. unsub. notes 5.95s, 2014 R		30,000	30,170

Fleet Capital Trust V bank guaranty
FRN 1.292s, 2028		135,000	76,086

General Electric Capital Corp. sr.
unsec. FRN Ser. MTN, 0.474s, 2016		145,000	129,449

General Electric Capital Corp. sr.
unsec. notes Ser. MTN, 6 7/8s, 2039		150,000	161,673

General Electric Capital Corp.
144A sub. notes FRN 4 5/8s, 2066	EUR	90,000	104,446

Genworth Financial, Inc. sr.
unsec. Ser. MTN, 6.515s, 2018		$540,000	464,400

Goldman Sachs Group, Inc. (The) sr.
notes 7 1/2s, 2019		55,000	64,328

Goldman Sachs Group, Inc. (The) sub.
notes 6 3/4s, 2037		30,000	31,622

Health Care Property Investors, Inc. sr.
unsec. notes 6s, 2017		60,000	57,960

HSBC Holdings PLC sub. notes 6 1/2s,
2037 (United Kingdom)		320,000	350,740

JPMorgan Chase & Co. notes 6.4s, 2038		30,000	33,215

JPMorgan Chase & Co. sr. unsec. unsub.
notes 6.3s, 2019		80,000	87,801

Liberty Mutual Group 144A company
guaranty jr. sub. notes FRB 10 3/4s, 2058		190,000	203,633

Marsh & McLennan Cos., Inc. sr. unsec.
notes 6 1/4s, 2012		140,000	144,675

Marsh & McLennan Cos., Inc. sr. unsec.
notes 5 3/8s, 2014		75,000	78,100

Massachusetts Mutual Life Insurance Co.
144A notes 8 7/8s, 2039		110,000	133,996

Merrill Lynch & Co., Inc. jr. sub. bonds
7 3/4s, 2038		80,000	90,057

Merrill Lynch & Co., Inc. notes FRN Ser.
MTN, 0.482s, 2011		35,000	34,393

MetLife Capital Trust X 144A collateral
trust FRB 9 1/4s, 2068		300,000	336,318

MetLife, Inc. jr. unsec. sub. notes 6.4s, 2036		125,000	108,281

Morgan Stanley sr. unsec. notes
Ser. MTN, 5 3/4s, 2016		100,000	103,340

Nationwide Financial Services, Inc. notes
5 5/8s, 2015		35,000	32,965

Nationwide Mutual Insurance Co. 144A
notes 9 3/8s, 2039		40,000	41,429

Progressive Corp. (The) jr. unsec. sub.
unsec. deb. FRN 6.7s, 2037		625,000	547,467

Prudential Financial, Inc. sr. notes
7 3/8s, 2019		15,000	16,759

Prudential Financial, Inc. sr. notes
6.2s, 2015		15,000	15,996

Prudential Financial, Inc. sr. unsec.
unsub. notes Ser. MTNB, 5.1s, 2014		170,000	175,139

CORPORATE BONDS	Principal
AND NOTES (22.8%)* cont.	amount	Value

Financials cont.
Royal Bank of Scotland PLC (The)
144A company guaranty sr. unsec.
unsub. notes 4 7/8s, 2014 (United Kingdom)	$205,000	$208,217

RSHB Capital SA for OJSC Russian
Agricultural Bank sub. bonds FRB
6.97s, 2016 (Russia)	100,000	97,093

RSHB Capital SA for OJSC Russian
Agricultural Bank 144A notes 9s,
2014 (Russia)	215,000	238,930

Santander Issuances S.A. Unipersonal
144A bank guaranty sub. FRN
6 1/2s, 2019 (Spain)	500,000	528,749

Simon Property Group LP sr. unsec.
notes 6 3/4s, 2014 R	88,000	95,519

Simon Property Group LP sr. unsec.
notes 6 1/8s, 2018 R	80,000	82,880

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	90,000	88,744

VTB Capital SA 144A bonds 6 1/4s,
2035 (Russia)	100,000	94,500

VTB Capital SA 144A notes 6 7/8s,
2018 (Russia)	459,000	454,410

VTB Capital SA 144A sec. notes 6.609s,
2012 (Russia)	450,000	459,693

Wachovia Corp. sr. unsec. notes
5 3/4s, 2017	130,000	135,571

Wachovia Corp. sr. unsec. notes Ser.
MTN, 5 1/2s, 2013	120,000	128,549

Wachovia Corp. sr. unsec. notes
FRN Ser. MTNE, 0.511s, 2012	35,000	34,076

WEA Finance LLC/ WT Finance
Aust. Pty. Ltd. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019	250,000	254,602

Wells Fargo Capital XV jr. sub. unsec.
company guaranty FRN 9 3/4s, 2049	105,000	113,400

		9,797,831
Government (1.6%)
Eurasian Development Bank 144A
sr. unsec. notes 7 3/8s,
2014 (Kazakhstan)	100,000	103,914

Norddeutsche Landesbank Girozentrale
bonds Ser. 7, 5 3/4s, 2010 (Germany) EUR	1,500,000	2,310,377

		2,414,291
Health care (0.8%)
Aetna, Inc. sr. unsec. unsub. notes
6 3/4s, 2037	$200,000	210,304

Eli Lilly & Co. sr. unsec. unsub. notes
5.95s, 2037	45,000	49,663

Express Scripts, Inc. sr. unsec. notes
7 1/4s, 2019	26,000	30,282

Express Scripts, Inc. sr. unsec. notes
6 1/4s, 2014	64,000	70,584

GlaxoSmith Kline Capital, Inc. company
guaranty sr. notes 5.65s, 2018	175,000	192,638

Merck & Co., Inc. sr. unsec. unsub.
notes 5.85s, 2039	15,000	16,335

Novartis Securities Investment, Ltd.
company guaranty sr. unsec.
notes 5 1/8s, 2019	60,000	63,775

Pfizer, Inc. sr. unsec. notes 7.2s, 2039	141,000	177,171

Pfizer, Inc. sr. unsec. notes 6.2s, 2019	44,000	49,971

CORPORATE BONDS		Principal
AND NOTES (22.8%)* cont.		amount	Value

Health care cont.
Roche Holdings, Inc. 144A company
guaranty sr. unsec. notes 7s, 2039		$90,000	$110,389

UnitedHealth Group, Inc. sr. unsec.
notes 5.8s, 2036		85,000	79,531

Watson Pharmaceuticals, Inc. sr.
unsec. notes 6 1/8s, 2019		75,000	77,529

WellPoint, Inc. notes 7s, 2019		80,000	90,524

			1,218,696
Technology (0.2%)
Dell, Inc. sr. unsec. notes 5 7/8s, 2019		5,000	5,382

Fiserv, Inc. sr. unsec. unsub. notes
company guaranty 6.8s, 2017		60,000	67,122

Fiserv, Inc. sr. unsec. unsub. notes
company guaranty 6 1/8s, 2012		53,000	58,239

Lexmark International Inc, sr. unsec.
notes 5.9s, 2013		105,000	108,270

Nokia Corp. sr. unsec. notes 5 3/8s,
2019 (Finland)		20,000	20,655

			259,668
Transportation (0.3%)
Burlington Northern Santa Fe Corp.
sr. unsec. notes 7s, 2014		10,000	11,437

Burlington Northern Santa Fe Corp.
sr. unsec. notes 5 3/4s, 2018		45,000	48,686

Burlington Northern Santa Fe Corp.
sr. unsec. notes 4.7s, 2019		175,000	175,762

GATX Corp. notes 4 3/4s, 2012		45,000	45,769

Union Pacific Corp. sr. unsec. notes
6 1/8s, 2020		110,000	123,189

United AirLines, Inc. pass-through
certificates Ser. 07-A, 6.636s, 2022		45,513	39,596

			444,439
Utilities and power (3.3%)
Ameren Corp. sr. unsec. notes 8 7/8s, 2014		63,000	70,655

American Water Capital Corp. sr.
unsec. bonds 6.085s, 2017		40,000	41,949

Atmos Energy Corp. sr. unsec. sub.
notes 8 1/2s, 2019		85,000	105,264

Beaver Valley II Funding debs. 9s, 2017		84,000	92,356

Bruce Mansfield Unit pass-through
certificates 6.85s, 2034		109,094	103,773

Commonwealth Edison Co. 1st mtge.
sec. bonds 5.8s, 2018		70,000	75,561

Consumers Energy Co. 1st mtge. sec.
bond 6 1/8s, 2019		120,000	132,309

Dominion Resources, Inc. sr. unsec. unsub.
notes Ser. 07-A, 6s, 2017		215,000	233,708

Duke Energy Corp. sr. unsec. notes
6 1/4s, 2018		90,000	98,158

El Paso Natural Gas Co. sr. unsec. unsub.
bonds Ser. *, 8 3/8s, 2032		105,000	124,825

Electricite de France 144A notes 6.95s,
2039 (France)		200,000	242,376

Enel Finance Intl. SA 144A company
guaranty sr. unsec. notes 5 1/8s,
2019 (Luxembourg)		175,000	176,785

FirstEnergy Corp. notes Ser. B,
6.45s, 2011		4,000	4,323

Fortum OYJ sr. unsec. notes Ser.
14, Class EMTN, 4 1/2s,
2016 (Finland)	EUR	255,000	390,977

CORPORATE BONDS		Principal
AND NOTES (22.8%)* cont.		amount	Value

Utilities and power cont.
Illinois Power Co. 1st mtge. sr. bond
9 3/4s, 2018		$30,000	$37,535

Ipalco Enterprises, Inc. 144A sr. sec.
notes 7 1/4s, 2016		125,000	125,938

ITC Holdings Corp. 144A sr. unsec.
notes 6.05s, 2018		125,000	128,856

Majapahit Holding BV 144A company
guaranty sr. unsec. notes 7 3/4s,
2020 (Indonesia)		295,000	292,498

National Fuel Gas Co. notes 5 1/4s, 2013		40,000	40,872

Nevada Power Co. notes 6 1/2s, 2018		195,000	213,410

NiSource Finance Corp. company
guaranty sr. unsec. unsub. notes
7 7/8s, 2010		185,000	194,897

Pacific Gas & Electric Co. sr. notes
8 1/4s, 2018		30,000	37,720

Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012		98,614	100,567

Public Service Co. of Colorado 1st mtge.
sec. bond 5.8s, 2018		70,000	78,424

Spectra Energy Capital, LLC company
guaranty sr. unsec. notes 5.9s, 2013		140,000	152,055

Spectra Energy Capital, LLC company
guaranty sr. unsec. notes 5.65s, 2020		20,000	20,559

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes
6.2s, 2018		75,000	80,854

Teco Energy, Inc. sr. notes FRN
2.281s, 2010		125,000	124,688

Texas-New Mexico Power Co. 144A
1st mtge. sec. 9 1/2s, 2019		190,000	232,282

Union Electric Co. 1st mtge. sr. sec.
bond 6.7s, 2019		45,000	50,980

Veolia Environnement sr. unsub.
notes Ser. EMTN, 5 3/8s,
2018 (France)	EUR	505,000	792,001

West Penn Power Co. 144A 1st mtge.
5.95s, 2017		$170,000	176,360

Westar Energy, Inc. 1st mtge. sec.
bonds 8 5/8s, 2018		145,000	178,285

			4,951,800

Total corporate bonds and notes (cost $31,214,937)			$34,254,843

FOREIGN GOVERNMENT		Principal
BONDS AND NOTES (7.2%)*		amount/units	Value

Argentina (Republic of) sr. unsec.
unsub. bonds FRB 0.943s, 2012		$1,080,000	$340,200

Brazil (Federal Republic of) notes
zero %, 2012	BRL	837	477,722

Brazil (Federal Republic of) sr.
notes 5 7/8s, 2019		$100,000	105,750

Canada (Government of) bonds
5 3/4s, 2033	CAD	750,000	876,146

Croatia (Republic of) 144A notes
6 3/4s, 2019		$265,000	267,451

Denmark (Kingdom of) bonds
6s, 2009	DKK	9,640,000	1,911,000

France (Government of) bonds
4s, 2013	EUR	63	99

Japan (Government of) 30 yr
bonds Ser. 23, 2 1/2s, 2036	JPY	106,000,000	1,245,282

FOREIGN GOVERNMENT		Principal
BONDS AND NOTES (7.2%)* cont.		amount/units	Value

Netherlands (Government of)
bonds 5s, 2012	EUR	2,500,000	$3,992,329

Sweden (Government of) debs. Ser.
1041, 6 3/4s, 2014	SEK	3,585,000	595,793

United Kingdom bonds
4 1/4s, 2036	GBP	610,000	1,016,988

Total foreign government bonds
and notes (cost $9,143,462)			$10,828,760

		Principal
ASSET-BACKED SECURITIES (5.4%)*		amount	Value

Ace Securities Corp. FRB Ser. 06-OP2,
Class A2C, 0.394s, 2036		$56,000	$15,036

BankAmerica Manufactured Housing
Contract Trust Ser. 97-2, Class M, 6.9s, 2028		19,000	27,130

Bay View Auto Trust Ser. 05-LJ2, Class D,
5.27s, 2014		82,000	82,138

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 5.119s, 2034		15,132	2,072

Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030 F		236,798	135,079
Ser. 00-A, Class A2, 7.575s, 2030		50,540	28,225
Ser. 99-B, Class A-5, 7.44s, 2020 F		144,602	75,963
Ser. 99-B, Class A4, 7.3s, 2016		143,371	75,153
Ser. 99-B, Class A3, 7.18s, 2015		228,902	121,868

Conseco Finance Securitizations Corp.
FRB Ser. 02-1, Class M1A, 2.296s, 2033		418,000	239,946
Ser. 02-2, Class A, IO, 8 1/2s, 2033		241,512	13,283
Ser. 00-4, Class A6, 8.31s, 2032		645,063	502,980
Ser. 00-5, Class A7, 8.2s, 2032		190,712	156,800
Ser. 00-1, Class A5, 8.06s, 2031		116,853	85,698
Ser. 00-4, Class A5, 7.97s, 2032		40,104	30,503
Ser. 00-5, Class A6, 7.96s, 2032		80,802	65,393
Ser. 01-4, Class A4, 7.36s, 2033 F		207,039	212,303
Ser. 00-6, Class A5, 7.27s, 2031		27,808	25,542
Ser. 01-1, Class A5, 6.99s, 2032		314,093	315,663

Countrywide Asset Backed Certificates
FRB Ser. 04-6, Class 2A5, 0.634s, 2034		74,121	56,745

CS First Boston Mortgage Securities Corp.
144A Ser. 04-FR1N, Class A, 5s, 2034
(In default) F †		11,121	1

First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 06-FF7,
Class 2A3, 0.394s, 2036		87,000	33,285

Fremont Home Loan Trust FRB Ser. 05-E,
Class 2A4, 0.574s, 2036		124,000	51,507

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C,
7.589s, 2043 F	GBP	217,605	80,528
FRB Ser. 03-2, Class 2C1,
5.2s, 2043 F	EUR	455,000	168,379

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$188,219	159,045
Ser. 94-4, Class B2, 8.6s, 2019		80,451	41,783
Ser. 99-5, Class A5, 7.86s, 2030		1,008,848	850,863
Ser. 95-4, Class B1, 7.3s, 2025		84,541	68,443
Ser. 97-6, Class M1, 7.21s, 2029		14,000	10,612
Ser. 96-1, Class M1, 7s, 2027		116,475	102,291
Ser. 93-3, Class B, 6.85s, 2018		3,802	3,366
Ser. 98-3, Class A6, 6.76s, 2030		218,497	208,955
Ser. 99-3, Class A7, 6.74s, 2031 F		228,109	187,093
Ser. 99-1, Class A6, 6.37s, 2025		22,000	21,072
Ser. 99-1, Class A5, 6.11.s, 2023		7,320	7,319

	Principal
ASSET-BACKED SECURITIES (5.4%)* cont.	amount	Value

Greenpoint Manufactured Housing Ser. 00-3,
Class IA, 8.45s, 2031	$853,163	$708,125

GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011	1,236	1,224

Guggenheim Structured Real Estate Funding,
Ltd. 144A FRB Ser. 05-1A, Class E,
2.044s, 2030	56,488	3,389

High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 0.964s, 2036	141,125	77,619

Home Equity Asset Trust FRB Ser. 06-1,
Class 2A4, 0.574s, 2036	63,000	30,538

Lehman XS Trust
FRB Ser. 07-6, Class 2A1, 0.454s, 2037	507,299	195,767
Ser. 07-6, Class 3A6, 6 1/2s, 2037	989,871	692,909

LNR CDO, Ltd. 144A FRB Ser. 02-1A,
Class FFL, 2.994s, 2037	300,000	45,000

Local Insight Media Finance, LLC Ser. 07-1W,
Class A1, 5.53s, 2012 F	362,866	174,176

Long Beach Mortgage Loan Trust FRB
Ser. 06-4, Class 2A4, 0.504s, 2036	59,000	20,652

Marriott Vacation Club Owner Trust 144A
Ser. 04-1A, Class C, 5.265s, 2026	11,193	8,649

Merrill Lynch Mortgage Investors, Inc.
Ser. 04-WMC3, Class B3, 5s, 2035	9,884	326

Morgan Stanley ABS Capital I FRB Ser. 04-HE8,
Class B3, 3.444s, 2034	13,329	1,002

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.404s, 2036	74,000	41,507
FRB Ser. 06-2, Class A2C, 0.394s, 2036	74,000	38,567

Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027	80,668	38,317
Ser. 99-D, Class A1, 7.84s, 2029	188,131	165,722
Ser. 00-A, Class A2, 7.765s, 2017	28,355	16,298
Ser. 00-D, Class A4, 7.4s, 2030	309,000	214,249
Ser. 02-B, Class A4, 7.09s, 2032	76,595	59,799
Ser. 01-D, Class A4, 6.93s, 2031	164,489	120,328
Ser. 98-A, Class M, 6.825s, 2028	12,000	5,703
Ser. 01-E, Class A4, 6.81s, 2031	10,471	7,853
Ser. 01-C, Class A2, 5.92s, 2017	94,961	40,820
Ser. 01-D, Class A3, 5.9s, 2022	56,201	31,397
Ser. 02-C, Class A1, 5.41s, 2032	241,316	177,367
Ser. 01-E, Class A2, 5.05s, 2019	240,249	158,564
Ser. 02-A, Class A2, 5.01s, 2020	119,946	62,532

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	50,064	44,512

People’s Financial Realty Mortgage Securities
Trust FRB Ser. 06-1, Class 1A2, 0.374s, 2036	106,430	35,207

SAIL Net Interest Margin Notes 144A
Ser. 04-4A, Class B, 7 1/2s, 2034 (In default) F †	30,709	1

Securitized Asset Backed Receivables, LLC
FRB Ser. 07-BR5, Class A2A, 0.374s, 2037	110,100	74,317
FRB Ser. 07-BR4, Class A2A, 0.334s, 2037	97,003	62,567

SG Mortgage Securities Trust FRB Ser.
06-OPT2, Class A3D, PO, 0.454s, 2036	125,000	44,417

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.414s, 2036	59,000	39,552
FRB Ser. 06-3, Class A3, 0.404s, 2036	25,000	14,423

Structured Asset Investment Loan Trust
FRB Ser. 06-BNC2, Class A6, 0.504s, 2036	59,000	5,082

TIAA Real Estate CDO, Ltd. 144A FRB
Ser. 02-1A, Class III, 7.6s, 2037	188,000	22,560

WAMU Asset-Backed Certificates FRB
Ser. 07-HE2, Class 2A1, 0.354s, 2037	560,374	378,252

Total asset-backed securities (cost $11,420,301)		$8,121,351

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (3.6%)*	amount	Value

U.S. Government Guaranteed
Mortgage Obligations (0.3%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from August 20,
2037 to October 20, 2037	$345,808	$369,582

		369,582
U.S. Government Agency
Mortgage Obligations (3.3%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, with due dates from July 1, 2021 to
September 1, 2021	88,087	94,879
5 1/2s, June 1, 2035	100,630	107,178
5 1/2s, April 1, 2020	101,244	108,963

Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from March 1, 2033
to April 1, 2035	324,604	356,760
6 1/2s, with due dates from
September 1, 2036 to
November 1, 2037	339,091	364,908
6 1/2s, TBA, November 1, 2039	2,000,000	2,146,875
6s, July 1, 2037	35,565	37,906

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (3.6%)* cont.	amount	Value

Federal National Mortgage Association
Pass-Through Certificates
6s, with due dates from May 1, 2021
to October 1, 2021	$238,080	$256,439
5 1/2s, with due dates from
February 1, 2018 to March 1, 2021	218,710	235,053
5s, May 1, 2037	730,243	757,970
5s, with due dates from May 1, 2020
to March 1, 2021	40,153	42,723
4s, with due dates from May 1, 2019
to September 1, 2020	499,234	520,185

		5,029,839

Total U.S. government and agency
mortgage obligations (cost $5,224,978)		$5,399,421

U.S. TREASURY OBLIGATIONS (0.9%)*	Principal	Value
	amount

U.S. Treasury Bonds 6 1/4s, May 15, 2030	$646,000	$828,697

U.S. Treasury Notes 4 1/2s, May 15, 2017 [i]	123,000	137,309

U.S. Treasury Notes 4 1/8s, August 31, 2012 [i]	353,000	383,189

Total U.S. treasury obligations (cost $1,268,359)		$1,349,195

PURCHASED OPTIONS OUTSTANDING (2.1%)*	Expiration date/	Contract	Value
	strike price	amount

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay
a fixed rate of 5.03% versus the three month USD-LIBOR-BBA maturing February 16, 2020.	Feb-10/5.03	$6,600,000	$21,967

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay
a fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	9,000,000	1

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive
a fixed rate of 4.23% versus the three month USD-LIBOR-BBA maturing June 9, 2020.	Jun-10/4.23	8,258,000	471,442

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive
a fixed rate of 4.235% versus the three month USD-LIBOR-BBA maturing June 11, 2020.	Jun-10/4.235	8,258,000	474,378

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive
a fixed rate of 5.03% versus the three month USD-LIBOR-BBA maturing February 16, 2020.	Feb-10/5.03	6,600,000	766,326

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive
a fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	9,000,000	1,375,740

Total purchased options outstandings (cost $1,846,505)			$3,109,854

SENIOR LOANS (0.3%)* [c]	Principal amount	Value

Affinion Group, Inc. bank term loan FRN Ser. B, 2.746s, 2013	$26,736	$25,560

Allison Transmission, Inc. bank term loan FRN Ser. B, 3.009s, 2014	25,970	23,220

Aramark Corp. bank term loan FRN 2.145s, 2014	1,613	1,478

Aramark Corp. bank term loan FRN Ser. B, 2.156s, 2014	24,581	22,519

Charter Communications, Inc. bank term loan FRN 6 1/4s, 2014	26,528	24,050

Energy Future Holdings Corp. bank term loan FRN Ser. B2, 3.745s, 2014	26,526	20,504

First Data Corp. bank term loan FRN Ser. B1, 2.997s, 2014	26,526	22,776

Freescale Semiconductor, Inc. bank term loan FRN Ser. B, 1.996s, 2013	17,560	14,223

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2, 3.282s, 2015	21,785	17,277

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN 2.383s, 2014	1,068	839

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN Ser. B, 2.258s, 2014	18,707	14,685

Intelsat Corp. bank term loan FRN Ser. B2, 2.746s, 2011	8,840	8,331

Intelsat Corp. bank term loan FRN Ser. B2-A, 2.746s, 2013	8,842	8,334

Intelsat Corp. bank term loan FRN Ser. B2-C, 2.746s, 2013	8,840	8,331

Level 3 Communications, Inc. bank term loan FRN 2.53s, 2014	27,000	23,444

MetroPCS Wireless, Inc. bank term loan FRN 2.661s, 2013	26,522	24,868

National Bedding Co. bank term loan FRN 2.317s, 2011	11,788	10,678

Nielsen Finance LLC/Nielsen Finance Co. bank term loan FRN Ser. B, 3.994s, 2016	17,173	16,075

Nielsen Finance LLC/Nielsen Finance Co. bank term loan FRN Ser. TA, 2.244s, 2013	8,245	7,656

SENIOR LOANS (0.3%)* [c] cont.	Principal amount	Value

NRG Energy, Inc. bank term loan FRN 2.022s, 2014	$15,859	$14,896

NRG Energy, Inc. bank term loan FRN 0.183s, 2014	8,528	8,010

Polypore, Inc. bank term loan FRN Ser. B, 2.52s, 2014	26,525	24,602

Spectrum Brands, Inc. bank term loan FRN 1 1/2s, 2013	1,723	1,680

Spectrum Brands, Inc. bank term loan FRN Ser. B1, 8s, 2013	24,972	24,354

Sun Healthcare Group, Inc. bank term loan FRN 0.183s, 2014	4,502	4,229

Sun Healthcare Group, Inc. bank term loan FRN Ser. B, 2.522s, 2014	30,197	28,367

SunGard Data Systems, Inc. bank term loan FRN 1.994s, 2014	1,221	1,143

SunGard Data Systems, Inc. bank term loan FRN Ser. B, 4.074s, 2016	25,302	24,479

TW Telecom, Inc. bank term loan FRN Ser. B, 2.013s, 2013	26,523	25,396

Univision Communications, Inc. bank term loan FRN Ser. B, 2.533s, 2014	27,000	21,658

Wesco Aircraft Hardware Corp. bank term loan FRN 2 1/2s, 2013	27,000	25,414

West Corp. bank term loan FRN 2.619s, 2013	26,591	24,317

Total senior loans (cost $534,245)		$523,393

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$100,000	$103,182

North TX, Thruway Auth. Rev. Bonds (Build America Bonds), 6.718s, 1/1/49	95,000	103,597

Tobacco Settlement Fin. Auth. of WVA Rev. Bonds, Ser. A, 7.467s, 6/1/47	165,000	125,379

Total municipal bonds and notes (cost $360,721)		$332,158

SHORT-TERM INVESTMENTS (23.3%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund [e]	29,505,506	$29,505,506

SSgA Prime Money Market Fund [i]	$970,000	970,000

U.S. Treasury Bills for effective yields ranging from 0.45% to 0.48%, November 19, 2009 #	176,000	175,958

U.S. Treasury Cash Management Bills for effective yields ranging from 0.31% to 0.47%, April 1, 2010 # ##	1,100,000	1,097,809

U.S. Treasury Cash Management Bills for effective yields ranging from 0.31% to 0.35%, July 15, 2010 # ##	2,115,000	2,109,820

U.S. Treasury Cash Management Bills for an effective yield of 0.40%, June 10, 2010 # ##	1,180,000	1,177,233

Total short-term investments (cost $35,036,584)		$35,036,326

TOTAL INVESTMENTS

Total investments (cost $155,011,490)		$163,759,837

Key to holding’s currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
ILS	Israeli Shekel
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty
SEK	Swedish Krona
USD / $	United States Dollar
Key to holding’s abbreviations
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
MTNB	Medium Term Notes Class B

Key to holding’s abbreviations
MTNE	Medium Term Notes Class E
PO	Principal Only
TBA	To Be Announced Commitments

* Percentages indicated are based on net assets of $150,483,093.

† Non-income-producing security.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at October 31, 2009.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at October 31, 2009.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at October 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (” ASC 820” ) disclosures based on the securities valuation inputs.

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

At October 31, 2009, liquid assets totaling $67,111,191 have been segregated to cover open swap contracts and futures contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at October 31, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income.
The interest rates shown are the current interest rates at October 31, 2009.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at October 31, 2009 (as a percentage of Portfolio Value):
United States	86.4%	Denmark	1.2%	France	0.6%

Netherlands	2.5	Russia	1.0	Spain	0.5

United Kingdom	1.8	Canada	0.8	Other	2.8

Germany	1.6	Japan	0.8	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 10/31/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $88,797,140)	Value	face value	date	(depreciation)

Australian Dollar	$6,710,438	$6,595,018	11/18/09	$115,420

British Pound	6,246,209	6,070,928	11/18/09	175,281

Canadian Dollar	355,843	365,624	11/18/09	(9,781)

Czech Koruna	174,539	179,645	11/18/09	(5,106)

Euro	39,585,203	39,472,372	11/18/09	112,831

Hungarian Forint	160,576	164,015	11/18/09	(3,439)

Japanese Yen	27,908,473	28,146,872	11/18/09	(238,399)

Malaysian Ringgit	285,706	288,389	11/18/09	(2,683)

Mexican Peso	358,336	350,993	11/18/09	7,343

Norwegian Krone	1,407,465	1,411,298	11/18/09	(3,833)

Polish Zloty	868,439	871,426	11/18/09	(2,987)

Singapore Dollar	243,835	245,781	11/18/09	(1,946)

South African Rand	509,809	534,974	11/18/09	(25,165)

South Korean Won	1,060,800	1,073,818	11/18/09	(13,018)

Swedish Krona	999,281	1,006,038	11/18/09	(6,757)

Swiss Franc	1,616,473	1,615,510	11/18/09	963

Taiwan Dollar	400,468	404,439	11/18/09	(3,971)

Total				$94,753

				Unrealized
FORWARD CURRENCY CONTRACTS TO SELL at 10/31/09		Aggregate	Delivery	appreciation/
(aggregate face value $15,343,302)	Value	face value	date	(depreciation)

Australian Dollar	$562,909	$548,721	11/18/09	$(14,188)

Brazilian Real	448,153	449,631	11/18/09	1,478

British Pound	873,345	858,215	11/18/09	(15,130)

Canadian Dollar	2,023,053	2,042,229	11/18/09	19,176

Czech Koruna	418,996	432,170	11/18/09	13,174

Danish Krone	1,328,534	1,323,565	11/18/09	(4,969)

Euro	3,984,693	3,962,181	11/18/09	(22,512)

Norwegian Krone	237,354	244,601	11/18/09	7,247

Polish Zloty	208,316	209,485	11/18/09	1,169

South African Rand	213,348	224,288	11/18/09	10,940

Swedish Krona	887,671	893,436	11/18/09	5,765

Swiss Franc	4,145,994	4,154,780	11/18/09	8,786

Total				$10,936

FUTURES CONTRACTS OUTSTANDING at 10/31/09				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury Bond 10 yr (Long)	6	$3,824,434	Dec-09	$(6,438)

Canadian Government Bond 10 yr (Long)	4	446,606	Dec-09	3,337

Euro-Bobl 5 yr (Short)	73	12,429,127	Dec-09	(17,917)

Euro-Bund 10 yr (Short)	12	2,154,119	Dec-09	(13,047)

Euro-Buxl 30 yr Bond (Long)	12	1,736,019	Dec-09	9,145

Euro-Schatz 2 yr (Long)	4	637,341	Dec-09	(604)

Japanese Government Bond 10 yr (Long)	4	6,134,252	Dec-09	(30,897)

Japanese Government Bond 10 yr Mini (Long)	42	6,437,697	Dec-09	(19,580)

U.K. Gilt 10 yr (Long)	5	974,694	Dec-09	(3,453)

U.S. Treasury Bond 20 yr (Long)	273	32,802,656	Dec-09	93,749

U.S. Treasury Note 10 yr (Long)	58	6,879,344	Dec-09	(55,722)

U.S. Treasury Note 5 yr (Long)	50	5,822,656	Dec-09	14,237

Total				$(27,190)

WRITTEN OPTIONS OUTSTANDING at 10/31/09	Contract	Expiration date/
(premiums received $10,922,084)	amount	strike price	Value

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay
a fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	$4,890,000	Aug-11/4.475	$327,434

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay
a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	4,486,000	Aug-11/4.55	317,250

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay
a fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	6,125,000	Aug-11/4.70	481,303

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay
a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing August 16, 2021.	5,651,000	Aug-11/4.765	463,156

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive
a fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	4,890,000	Aug-11/4.475	264,109

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive
a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	4,486,000	Aug-11/4.55	231,657

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive
a fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	6,125,000	Aug-11/4.70	287,201

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive
a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing August 16, 2021.	5,651,000	Aug-11/4.765	257,799

Option on an interest rate swap with Citibank, N.A. for the obligation to pay
a fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	8,972,000	Aug-11/4.49	607,584

Option on an interest rate swap with Citibank, N.A. for the obligation to pay
a fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	6,909,000	Jul-11/4.52	479,830

Option on an interest rate swap with Citibank, N.A. for the obligation to pay
a fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	3,454,500	Jul-11/4.5475	244,751

Option on an interest rate swap with Citibank, N.A. for the obligation to receive
a fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	8,972,000	Aug-11/4.49	479,464

Option on an interest rate swap with Citibank, N.A. for the obligation to receive
a fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	6,909,000	Jul-11/4.52	352,359

WRITTEN OPTIONS OUTSTANDING at 10/31/09	Contract	Expiration date/
(premiums received $10,922,084) cont.	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for the obligation to receive
a fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	$3,454,500	Jul-11/4.5475	$173,416

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 4.02% versus the three month USD-LIBOR-BBA maturing October 14, 2020.	2,388,700	Oct-10/4.02	110,525

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 4.40% versus the three month USD-LIBOR-BBA maturing November 9, 2019.	14,966,000	Nov-09/4.40	1,065,130

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	7,367,000	Jul-11/4.46	489,537

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 4.525% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	7,367,000	Jul-11/4.525	513,480

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing July 27, 2021.	11,050,500	Jul-11/4.745	893,422

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 14, 2022.	3,954,500	May-12/5.51	468,423

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 4.02% versus the three month USD-LIBOR-BBA maturing October 14, 2020.	2,388,700	Oct-10/4.02	108,447

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 4.40% versus the three month USD-LIBOR-BBA maturing November 9, 2019.	14,966,000	Nov-09/4.40	1

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	7,367,000	Jul-11/4.46	389,051

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 4.525% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	7,367,000	Jul-11/4.525	373,317

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing July 27, 2021.	11,050,500	Jul-11/4.745	493,642

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 5.23% versus the three month USD-LIBOR-BBA maturing June 9, 2020.	8,258,000	Jun-10/5.23	78,068

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 5.235% versus the three month USD-LIBOR-BBA maturing June 11, 2020.	8,258,000	Jun-10/5.235	79,165

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 14, 2022.	3,954,500	May-12/5.51	156,835

Total			$10,186,356

TBA SALE COMMITMENTS OUTSTANDING at 10/31/09
(proceeds receivable $2,146,250)	Principal	Settlement
Agency	amount	date	Value

FNMA, 6 1/2s, November 1, 2039	$2,000,000	11/12/09	$2,146,875

Total			$2,146,875

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/09

		Upfront	Termi-			Unrealized
Swap	Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.	$47,892,000	$(3,793)	10/6/11	1.22%	3 month USD-LIBOR-	$(63,757)
					BBA

	3,211,200	—	10/7/14	2.545%	3 month USD-LIBOR-	8,608
					BBA

	5,900,000	—	7/18/13	4.14688%	3 month USD-LIBOR-	(486,465)
					BBA

	48,160,000	—	9/10/10	3 month USD-LIBOR-BBA	3.22969%	1,326,295

	6,774,000	—	9/18/38	4.36125%	3 month USD-LIBOR-	(298,615)
					BBA

	83,132,000	—	9/18/10	3 month USD-LIBOR-BBA	2.86667%	1,984,971

	3,364,000	(14,175)	10/8/38	3 month USD-LIBOR-BBA	4.30%	91,010

	2,724,000	—	10/28/14	2.8175%	3 month USD-LIBOR-	(21,965)
					BBA

	8,981,000	—	10/26/12	4.6165%	3 month USD-LIBOR-	(738,545)
					BBA

	2,580,000	—	5/8/28	4.95%	3 month USD-LIBOR-	(378,787)
					BBA

Barclays Bank PLC	9,735,000	—	12/9/20	3 month USD-LIBOR-BBA	2.91875%	(573,505)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/09 cont.

				Upfront	Termi-			Unrealized
Swap		Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A.	JPY	222,000,000		$—	9/11/16	1.8675%	6 month JPY-LIBOR-	$(122,977)
							BBA

		$14,626,000	F	—	11/2/14	2.785%	3 month USD-LIBOR-	(85,218)
							BBA

		3,390,000		18,363	11/3/19	3.67%	3 month USD-LIBOR-	(1)
							BBA

		3,300,000		—	8/12/14	3 month USD-LIBOR-BBA	3.1925%	110,793

		14,200,000		—	8/14/14	3 month USD-LIBOR-BBA	3.10%	411,285

	MXN	12,100,000		—	7/18/13	1 month MXN-TIIE-BANXICO	9.175%	60,822

	MXN	3,630,000		—	7/22/13	1 month MXN-TIIE-BANXICO	9.21%	19,120

		$27,682,000		—	9/17/13	3 month USD-LIBOR-BBA	3.4975%	1,402,315

		6,548,000		—	9/18/38	4.45155%	3 month USD-LIBOR-	(390,853)
							BBA

		40,458,000		—	9/18/10	3 month USD-LIBOR-BBA	2.92486%	989,879

		23,214,000		—	2/24/16	2.77%	3 month USD-LIBOR-	225,514
							BBA

		722,000		—	8/18/39	3 month USD-LIBOR-BBA	4.24%	18,421

	EUR	9,680,000	E	—	8/28/24	6 month EUR-EURIBOR-	4.835%	(22,237)
						REUTERS

		$7,224,000		—	3/27/14	3 month USD-LIBOR-BBA	2.335%	(22,228)

	MXN	6,500,000		—	3/28/13	1 month MXN-TIIE-BANXICO	6.9425%	(621)

		$1,938,000		—	4/6/39	3.295%	3 month USD-LIBOR-	278,116
							BBA

		4,552,000		—	5/11/39	3.8425%	3 month USD-LIBOR-	154,019
							BBA

Citibank, N.A., London	JPY	530,000,000		—	2/10/16	6 month JPY-LIBOR-BBA	1.755%	260,549

Credit Suisse		$9,069,000		—	10/9/10	3 month USD-LIBOR-BBA	2.81%	208,002
International

		20,955,000		14,701	10/31/13	3.80%	3 month USD-LIBOR-	(1,201,736)
							BBA

		11,200,000		—	7/30/19	3 month USD-LIBOR-BBA	3.87%	428,925

	GBP	2,560,000		—	8/25/11	1.98%	6 month GBP-LIBOR-	(22,217)
							BBA

		$4,740,000		(50,663)	12/10/38	2.69%	3 month USD-LIBOR-	1,081,013
							BBA

		13,660,000		89,944	12/10/28	3 month USD-LIBOR-BBA	2.81%	(2,049,488)

		6,050,000		—	6/30/38	2.71%	3 month USD-LIBOR-	1,416,199
							BBA

		12,386,000		—	1/22/14	2.03719%	3 month USD-LIBOR-	108,209
							BBA

		3,215,000		—	2/5/14	2.475%	3 month USD-LIBOR-	(24,495)
							BBA

		1,047,000		—	2/5/29	3 month USD-LIBOR-BBA	3.35%	(91,645)

		9,864,000		—	9/24/24	3.975%	3 month USD-LIBOR-	(104,104)
							BBA

		2,402,500		—	10/13/29	4.05%	3 month USD-LIBOR-	(4,985)
							BBA

	CHF	8,430,000		—	11/17/11	2.5125%	6 month CHF-LIBOR-	(432,721)
							BBA

		$1,730,000		—	4/28/39	3.50375%	3 month USD-LIBOR-	189,053
							BBA

	SEK	19,790,000	E	—	6/8/11	2.11%	3 month SEK-STIBOR-	(9,905)
							SIDE

	SEK	19,790,000	E	—	6/8/12	3 month SEK-STIBOR-SIDE	3.275%	(308)

	SEK	6,600,000	E	—	6/8/11	2.22%	3 month SEK-STIBOR-	(4,311)
							SIDE

	SEK	6,600,000	E	—	6/8/12	3 month SEK-STIBOR-SIDE	3.37%	747

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/09 cont.

		Upfront	Termi-			Unrealized
Swap	Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG	$10,402,000	$—	4/21/14	2.51%	3 month USD-LIBOR-	$(20,498)
					BBA

	89,940,000	—	5/12/11	1.43%	3 month USD-LIBOR-	(1,208,872)
					BBA

	3,326,500	—	10/13/29	4.03%	3 month USD-LIBOR-	2,445
					BBA

	2,298,000	—	9/23/38	4.75%	3 month USD-LIBOR-	(254,389)
					BBA

	47,500,000	—	11/25/13	3 month USD-LIBOR-BBA	2.95409%	1,734,055

	7,586,000	—	11/28/13	3 month USD-LIBOR-BBA	2.8725%	249,023

	2,083,000	—	12/16/28	3 month USD-LIBOR-BBA	2.845%	(317,154)

	2,000,000	—	12/22/13	2.008%	3 month USD-LIBOR-	14,012
					BBA

	1,345,000	—	12/24/13	2.165%	3 month USD-LIBOR-	449
					BBA

	6,046,000	—	12/30/13	2.15633%	3 month USD-LIBOR-	7,518
					BBA

	4,679,000	—	1/9/14	3 month USD-LIBOR-BBA	2.165%	(8,966)

	3,116,000	—	1/22/29	3 month USD-LIBOR-BBA	2.8875%	(466,116)

	2,477,000	—	1/22/14	2.055%	3 month USD-LIBOR-	19,710
					BBA

	5,244,000	—	1/28/29	3 month USD-LIBOR-BBA	3.1785%	(574,218)

	12,620,000	—	1/30/11	3 month USD-LIBOR-BBA	1.45%	157,998

	52,041,000	—	2/3/14	2.44%	3 month USD-LIBOR-	(326,642)
					BBA

	21,426,000	—	2/3/24	3 month USD-LIBOR-BBA	3.27%	(1,341,364)

	3,306,000	—	2/5/29	3 month USD-LIBOR-BBA	3.324%	(301,384)

	9,251,000	—	2/5/14	2.44661%	3 month USD-LIBOR-	(59,125)
					BBA

	28,569,000	—	2/6/14	2.5529%	3 month USD-LIBOR-	(311,126)
					BBA

	10,509,000	—	2/6/29	3 month USD-LIBOR-BBA	3.42575%	(809,916)

	1,000,000	—	2/6/14	2.5675%	3 month USD-LIBOR-	(11,525)
					BBA

	18,943,000	—	2/10/14	2.5825%	3 month USD-LIBOR-	(223,148)
					BBA

	6,027,000	—	2/10/29	3 month USD-LIBOR-BBA	3.4725%	(427,661)

	6,549,000	—	2/25/14	2.4675%	3 month USD-LIBOR-	(35,700)
					BBA

	1,000,000	—	3/10/16	3 month USD-LIBOR-BBA	2.845%	(6,576)

	153,000,000	—	3/16/11	1.6725%	3 month USD-LIBOR-	(2,063,003)
					BBA

	75,000,000	—	3/16/16	3 month USD-LIBOR-BBA	2.85%	(519,333)

	19,000,000	—	3/16/29	3.29%	3 month USD-LIBOR-	1,887,544
					BBA

	46,139,000	—	3/20/11	3 month USD-LIBOR-BBA	1.43%	445,540

	19,600,000	—	3/23/11	3 month USD-LIBOR-BBA	1.45%	193,786

	63,000,000	—	3/30/14	2.36%	3 month USD-LIBOR-	147,980
					BBA

	6,628,000	(17,844)	10/2/39	3.91%	3 month USD-LIBOR-	226,526
					BBA

	1,837,000	(2,894)	10/2/29	3.85%	3 month USD-LIBOR-	42,825
					BBA

	24,572,000	(8,563)	10/2/19	3.45%	3 month USD-LIBOR-	141,569
					BBA

	9,348,000	2,030	10/2/11	3 month USD-LIBOR-BBA	1.29%	28,580

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/09 cont.

				Upfront	Termi-			Unrealized
Swap		Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs		$3,393,000		$—	5/30/28	5.014%	3 month USD-LIBOR-	$(520,246)
International							BBA

	JPY	139,000,000		—	6/10/16	1.953%	6 month JPY-LIBOR-	(91,405)
							BBA

	GBP	5,110,000		—	8/20/11	2.0225%	6 month GBP-LIBOR-	(52,806)
							BBA

	AUD	4,550,000	E	—	2/14/12	3 month AUD-BBR-BBSW	4.39%	(56,067)

	EUR	10,870,000		—	9/22/11	6 month EUR-EURIBOR-	1.718%	(1,387)
						REUTERS

	EUR	12,260,000		—	9/25/11	6 month EUR-EURIBOR-	1.718%	(3,689)
						REUTERS

	GBP	11,090,000		—	9/23/11	1.9475%	6 month GBP-LIBOR-	(66,736)
							BBA

		$2,653,700		—	10/16/29	4.0975%	3 month USD-LIBOR-	(22,427)
							BBA

		1,162,200		—	10/20/29	4.1225%	3 month USD-LIBOR-	(13,383)
							BBA

JPMorgan Chase		809,000		—	3/11/38	5.0025%	3 month USD-LIBOR-	(125,464)
Bank, N.A.							BBA

		6,839,000		—	3/20/13	3 month USD-LIBOR-BBA	3.145%	274,121

		18,147,000		—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	182,049

		3,922,000		—	4/7/13	3 month USD-LIBOR-BBA	3.58406%	209,718

		6,903,000		—	5/23/10	3 month USD-LIBOR-BBA	3.16%	197,051

		4,186,000		—	5/28/11	3 month USD-LIBOR-BBA	1.3375%	46,100

		15,327,000		—	6/9/11	3 month USD-LIBOR-BBA	1.7675%	294,543

		5,578,000		—	6/10/11	3 month USD-LIBOR-BBA	1.81%	111,745

		1,314,000		(2,584)	10/9/14	3 month USD-LIBOR-BBA	2.61%	(2,330)

		12,646,000		4,355	10/9/11	1.24%	3 month USD-LIBOR-	(13,427)
							BBA

		2,800,000		—	10/21/29	3 month USD-LIBOR-BBA	4.0428%	578

	ILS	5,730,000	F	—	10/23/11	3 month TELBOR03	2.8967%	3,572

		$5,103,000		—	7/22/10	3 month USD-LIBOR-BBA	3.565%	165,618

		18,666,000		—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	595,014

	CAD	4,100,000		—	6/9/12	6 month CAD-BA-CDOR	1.95%	35,860

	CAD	1,310,000		—	6/9/14	2.725%	6 month CAD-BA-CDOR	(14,794)

	CAD	6,530,000		—	6/9/10	0.57%	1 month CAD-BA-CDOR	(6,900)

	AUD	1,520,000		—	6/26/19	6 month AUD-BBR-BBSW	6.05%	1,725

	CAD	1,520,000		—	6/25/19	3.626%	6 month CAD-BA-CDOR	(24,021)

	JPY	153,840,000		—	9/18/15	1.19%	6 month JPY-LIBOR-	(18,535)
							BBA

		$4,340,000		—	9/23/38	4.70763%	3 month USD-LIBOR-	(448,650)
							BBA

		2,297,000		—	10/22/10	3 month USD-LIBOR-BBA	2.78%	50,985

		2,802,000		—	10/23/13	3 month USD-LIBOR-BBA	3.535%	135,994

	EUR	11,390,000		—	11/4/18	6 month EUR-EURIBOR-	4.318%	1,768,465
						REUTERS

	JPY	1,650,000,000		—	11/10/15	6 month JPY-LIBOR-BBA	1.3225%	365,114

	JPY	89,500,000	E	—	7/28/29	6 month JPY-LIBOR-BBA	2.67%	(19,207)

	JPY	120,300,000	E	—	7/28/39	2.40%	6 month JPY-LIBOR-	15,642
							BBA

		$5,815,000		—	8/3/14	3 month USD-LIBOR-BBA	3.061%	163,835

	EUR	15,200,000		—	12/11/13	6 month EUR-EURIBOR-	3.536%	1,382,850
						REUTERS

	PLN	2,820,000		—	1/26/11	6 month PLN-WIBOR-WIBO	4.177%	12,247

		$7,700,000		—	8/4/14	3 month USD-LIBOR-BBA	2.89%	153,685

	HUF	87,000,000		—	8/6/14	6 month HUF-BUBOR-REUTERS	7.08%	1,994

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/09 cont.

				Upfront	Termi-			Unrealized
Swap		Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase		$6,000,000		$—	8/12/11	1.735%	3 month USD-LIBOR-	$(84,991)
Bank, N.A. cont.							BBA

		3,000,000		—	8/12/14	3 month USD-LIBOR-BBA	3.26%	110,375

		30,300,000		—	8/13/11	1.67589%	3 month USD-LIBOR-	(391,214)
							BBA

		8,300,000		—	8/13/14	3 month USD-LIBOR-BBA	3.1475%	260,121

	HUF	22,900,000		—	8/27/14	6 month HUF-BUBOR-REUTERS	6.94%	154

	JPY	730,000,000		—	6/6/13	1.83%	6 month JPY-LIBOR-	(350,268)
							BBA

		$2,310,000		—	1/27/24	3.1%	3 month USD-LIBOR-	185,157
							BBA

	AUD	3,640,000	E	—	1/27/12	3 month AUD-BBR-BBSW	4.21%	(49,932)

		$1,155,000		—	2/3/24	3 month USD-LIBOR-BBA	3.2825%	(70,644)

		22,000,000		—	3/3/11	3 month USD-LIBOR-BBA	1.68283%	308,731

		2,105,000		—	3/6/39	3.48%	3 month USD-LIBOR-	228,789
							BBA

	EUR	1,610,000	E	—	9/17/29	6 month EUR-EURIBOR-	4.944%	16,098
						REUTERS

		$15,464,400		—	9/22/11	1.335%	3 month USD-LIBOR-	(66,879)
							BBA

	CAD	2,050,000		—	3/16/11	0.98%	3 month CAD-BA-CDOR	(2,718)

	CAD	450,000		—	3/16/19	3 month CAD-BA-CDOR	2.7%	(26,697)

	CAD	2,110,000		—	3/17/13	1.56%	3 month CAD-BA-CDOR	39,625

	CAD	670,000		—	3/17/24	3 month CAD-BA-CDOR	3.46%	(41,665)

		$18,953,000		—	3/23/16	3 month USD-LIBOR-BBA	2.6125%	(416,129)

		17,000,000		—	3/24/11	3 month USD-LIBOR-BBA	1.4625%	170,708

		1,500,000		—	4/1/24	3 month USD-LIBOR-BBA	3.17%	(119,502)

		12,400,000		—	4/3/11	3 month USD-LIBOR-BBA	1.365%	100,596

		4,620,000		—	4/3/13	1.963%	3 month USD-LIBOR-	6,679
							BBA

		26,580,000		—	4/3/14	2.203%	3 month USD-LIBOR-	252,835
							BBA

		14,520,000		—	4/9/11	3 month USD-LIBOR-BBA	1.5025%	144,714

Merrill Lynch Capital	JPY	139,000,000		—	6/10/16	1.99625%	6 month JPY-LIBOR-	(95,954)
Services, Inc.							BBA

Merrill Lynch	JPY	69,500,000		—	6/11/17	2.05625%	6 month JPY-LIBOR-	(50,290)
Derivative Products							BBA
AG

Morgan Stanley		$1,400,000		—	7/30/19	3 month USD-LIBOR-BBA	3.87%	53,616
Capital Services, Inc.

Total								$4,413,366

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 disclosures based on securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/09

			Termi-			Unrealized
Swap		Notional	nation	Fixed payments received (paid)	Total return received by	appreciation/
counterparty		amount	date	by fund per annum	or paid by fund	(depreciation)
Deutsche Bank AG
	EUR	1,242,000	3/27/14	1.785%	Eurostat Eurozone HICP	$7,316
					excluding tobacco

Goldman Sachs
International
	EUR	2,070,000	4/30/13	2.375%	French Consumer Price	115,926
					Index excluding tobacco

	EUR	2,070,000	4/30/13	(2.41%)	Eurostat Eurozone HICP	(125,772)
					excluding tobacco

	EUR	2,070,000	5/6/13	2.34%	French Consumer Price	111,689
					Index excluding tobacco

	EUR	2,070,000	5/6/13	(2.385%)	Eurostat Eurozone HICP	(122,480)
					excluding tobacco

	EUR	1,640,000	4/23/14	1.67%	Eurostat Eurozone HICP	(20,335)
					excluding tobacco

	EUR	1,242,000	4/14/14	1.835%	Eurostat Eurozone HICP	(1,024)
					excluding tobacco

		$4,700,000	5/18/10	(0.25%)	USA Non Revised	95,410
					Consumer Price Index —
					Urban (CPI-U)

Total						$60,730

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/09					Fixed payments	Unrealized
Swap counterparty /		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
DJ ABX CMBX BBB Index	—	$166	$242,000	10/12/52	(134 bp)	$190,788

Financial Security Assurance Holdings,	Baa1	—	25,000	12/20/12	95 bp	(3,764)
Ltd, 6.4%, 12/15/66

Marsh & Mclennan Co. Inc., 5 3/8%,	—	—	140,000	3/20/12	(95 bp)	(1,673)
7/15/14

Barclays Bank PLC
DJ CDX NA IG Series 12 Version 1 Index	—	(69,015)	1,830,000	6/20/14	(100 bp)	(57,319)

Citibank, N.A.
Marsh & Mclennan Co. Inc., 5 3/8%,	—	—	75,000	9/20/14	(105 bp)	(1,799)
7/15/14

Mohawk Industries, Inc., 7.2%, 4/15/12	—	—	575,000	3/20/16	(140 bp)	26,603

Credit Suisse International
DJ CMB NA CMBX AAA Index	—	(680,516)	4,344,000	2/17/51	(35 bp)	287,900

DJ CMB NA CMBX AAA Index	—	(147,332)	1,089,000	2/17/51	(35 bp)	95,441

General Electric Capital Corp., 5 5/8%,	Aa2	—	135,000	12/20/13	530 bp	18,968
9/15/17

Deutsche Bank AG
Cadbury Schweppes US Finance LLC, 5	—	—	560,000	12/20/13	(86 bp)	(7,268)
1/8%, 10/1/13

DJ CDX NA IG Series 13 Version 1 Index	—	—	3,251,000	12/20/14	(100 bp)	11,017

General Electric Capital Corp., 6%,	Aa2	—	275,000	9/20/13	109 bp	(6,459)
6/15/12

Genworth Financial Inc., 5 3/4%, 6/15/14	—	—	515,000	6/20/18	(143 bp)	99,406

India Government Bond, 5 7/8%, 1/2/10	Ba2	—	370,000	1/11/10	170 bp	3,266

Korea Monetary STAB Bond, 5.15%,	A2	—	480,000	2/19/10	153 bp	2,013
2/12/10

Korea Monetary STAB Bond, 5.45%,	A	—	695,000	2/1/10	139 bp	586
1/23/10

Reynolds American, Inc., 7 5/8%, 6/1/16	—	—	1,705,000	6/20/13	(105 bp)	33,357

Goldman Sachs International
DJ CDX NA CMBX AAA Index	AAA	4,389	120,000	3/15/49	7 bp	(13,910)

DJ CMB NA CMBX AAA Index	—	(143,720)	1,729,000	2/17/51	(35 bp)	245,204

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/09 cont.					Fixed payments	Unrealized
Swap counterparty /		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A.
DJ CDX NA IG Series 13 Version 1 Index	—	$13,652	$9,549,000	12/20/14	(100 bp)	$49,991

DJ CMBX NA AAA Series 4 Version 1	AA+	1,958,739	5,016,000	2/17/51	35 bp	842,728
Index

Lexmark International, Inc., 5.9%, 6/1/13	—	—	105,000	6/20/13	(113 bp)	629

Merrill Lynch Capital Services, Inc.
D.R. Horton Inc., 7 7/8%, 8/15/11	—	—	170,000	9/20/11	(426 bp)	(8,738)

Morgan Stanley Capital Services, Inc.
DJ CMB NA CMBX AAA Index	AA+	214,166	1,973,500	2/17/51	35 bp	(225,829)

UBS, AG
Starwood Hotels & Resorts Worldwide,	—	—	1,740,000	6/20/12	(195 bp)	(2,002)
Inc., 7 7/8%, 5/1/12

Total						$1,579,136

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 30, 2009.

In September 2006, ASC 820 was issued. ASC 820 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of October 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$7,698,268	$423,083

Corporate bonds and notes	—	34,254,843	—

Foreign government bonds and notes	—	10,828,760	—

Mortgage-backed securities	—	64,804,536	—

Municipal bonds and notes	—	332,158	—

Purchased options outstanding	—	3,109,854	—

Senior loans	—	523,393	—

U.S. Government and agency mortgage obligations	—	5,399,421	—

U.S. Treasury Obligations	—	1,349,195	—

Short-term investments	30,475,506	4,560,820	—

Totals by level	$30,475,506	$132,861,248	$423,083

	Level 1	Level 2	Level 3

Other financial instruments:	$(27,190)	$(7,353,716)	$66,723

Other financial instruments include futures, written options, TBA sale commitments, swaps, forward currency contracts and receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of October 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	October 31,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	October 31,
Investments in securities:	2008	premiums	(loss)	(depreciation) †	sales	Level 3	2009

Asset-backed securities	$582,941	$—	$(138,256)	$192,669	$(307,465)	$93,194	$423,083

Mortgage-backed securities	500,598	—	(4,949)	2,535	(6,510)	(491,674)	—

Totals:	$1,083,539	$—	$(143,205)	$195,204	$(313,975)	$(398,480)	$423,083

† Includes $(61,687) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for all securities (including Level 1 and Level 2) can be found in the Statement of operations.

Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	October 31,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	October 31,
	2008 ††	premiums	(loss)	(depreciation) †	sales	Level 3	2009 ††

Other financial instruments:	$74,807	$—	$—	$(8,084)	$—	$—	$66,723

† Includes $(8,084) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for all securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount receivable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/09

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $125,505,984)	$134,254,331
Affiliated issuers (identified cost $29,505,506) (Note 6)	29,505,506

Cash	146,302

Foreign currency (cost $28,579) (Note 1)	27,766

Interest and other receivables	1,796,601

Receivable for shares of the fund sold	418,240

Receivable for investments sold	16,426,634

Receivable for sales of delayed delivery securities
(Notes 1 and 7)	2,163,649

Unrealized appreciation on swap contracts (Note 1)	26,358,365

Receivable for variation margin (Note 1)	451,562

Unrealized appreciation on forward currency contracts
(Note 1)	553,316

Receivable for receivable purchase agreement (Note 2)	66,723

Premium paid on swap contracts (Note 1)	1,141,099

Total assets	213,310,094

LIABILITIES

Payable for compensation of Manager (Note 2)	176,042

Payable for investments purchased	23,057,808

Payable for purchases of delayed delivery securities
(Notes 1 and 7)	2,138,660

Payable for shares of the fund repurchased	184,398

Payable for investor servicing fees (Note 2)	19,739

Payable for custodian fees (Note 2)	25,066

Payable for Trustee compensation and expenses (Note 2)	91,375

Payable for administrative services (Note 2)	897

Payable for distribution fees (Note 2)	42,303

Unrealized depreciation on forward currency contracts
(Note 1)	447,627

Written options outstanding, at value (premiums
received $10,922,084) (Notes 1 and 3)	10,186,356

Premium received on swap contracts (Note 1)	2,320,505

Unrealized depreciation on swap contracts (Note 1)	20,305,133

TBA sale commitments, at value (proceeds
receivable $2,146,250) (Note 1)	2,146,875

Collateral on certain derivative contracts, at value (Note 1)	1,490,498

Other accrued expenses	193,719

Total liabilities	62,827,001

Net assets	$150,483,093

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1 and 4)	$141,511,581

Undistributed net investment income (Note 1)	16,207,188

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(22,997,528)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	15,761,852

Total — Representing net assets applicable to
capital shares outstanding	$150,483,093

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per
class A share ($113,046,610 divided by 8,537,473 shares)	$13.24

Offering price per class A share (100/96.00 of $13.24)*	$13.79

Net asset value and offering price per
class B share ($8,143,731 divided by 617,095 shares)**	$13.20

Net asset value and offering price per
class C share ($4,451,409 divided by 337,148 shares)**	$13.20

Net asset value and redemption price per
class M share ($18,789,295 divided by 1,429,525 shares)	$13.14

Offering price per class M share (100/96.75 of $13.14)***	$13.58

Net asset value, offering price and redemption price per
class R share ($834,087 divided by 63,052 shares)	$13.23

Net asset value, offering price and redemption price per
class Y share ($5,217,961 divided by 393,831 shares)	$13.25

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/09

INVESTMENT INCOME

Interest (net of foreign tax of $13,392) (including
interest income of $26,268 from investments in
affiliated issuers) (Note 6)	$8,220,636

EXPENSES

Compensation of Manager (Note 2)	859,269

Investor servicing fees (Note 2)	250,421

Custodian fees (Note 2)	76,858

Trustee compensation and expenses (Note 2)	23,926

Administrative services (Note 2)	16,397

Distribution fees — Class A (Note 2)	222,280

Distribution fees — Class B (Note 2)	78,355

Distribution fees — Class C (Note 2)	34,364

Distribution fees — Class M (Note 2)	86,637

Distribution fees — Class R (Note 2)	2,579

Auditing	142,828

Other	112,203

Fees waived and reimbursed by Manager (Note 2)	(394,878)

Total expenses	1,511,239

Expense reduction (Note 2)	(2,226)

Net expenses	1,509,013

Net investment income	6,711,623

Net realized gain on investments (Notes 1 and 3)	5,406,748

Net realized loss on swap contracts (Note 1)	(14,048,787)

Net realized gain on futures contracts (Note 1)	475,990

Net realized gain on foreign currency transactions (Note 1)	1,145,675

Net realized gain on written options (Notes 1 and 3)	222,893

Net unrealized appreciation of assets and liabilities
in foreign currencies during the year	4,460,649

Net unrealized appreciation of investments, futures
contracts, swap contracts, written options, receivable
purchase agreement, and TBA sale commitments
during the year	32,861,164

Net gain on investments	30,524,332

Net increase in net assets resulting from operations	$37,235,955

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS
	Year ended	Year ended
	10/31/09	10/31/08

Operations:

Net investment income	$6,711,623	$7,232,990

Net realized gain (loss) on investments and
foreign currency transactions	(6,797,481)	2,154,860

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	37,321,813	(29,993,978)

Net increase (decrease) in net assets
resulting from operations	37,235,955	(20,606,128)

Distributions to shareholders (Note 1):

From ordinary income
Net investment income
Class A	(6,061,630)	(5,804,158)

Class B	(473,014)	(576,836)

Class C	(208,016)	(225,169)

Class M	(1,143,549)	(975,735)

Class R	(34,716)	(28,158)

Class Y	(330,898)	(371,685)

Increase in capital from settlement payments	6,167	—

Redemption fees (Note 1)	12,316	59,041

Increase (decrease) from capital share
transactions (Note 4)	(5,717,556)	26,898,328

Total increase (decrease) in net assets	23,285,059	(1,630,500)

NET ASSETS

Beginning of year	127,198,034	128,828,534

End of year (including undistributed net
investment income of $16,207,188 and
$12,204,611, respectively)	$150,483,093	$127,198,034

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized and						Net asset		Net assets,	Ratio of expenses	investment income	Portfolio
	Net asset value,	Net investment	unrealized gain (loss)	Total from investment	From net		Redemption	Non-recurring	value, end of	Total return at net	end of period	to average	(loss) to average	turnover
Period ended	beginning of period	income (loss) a	on investments	operations	investment income	Total distributions	fees	reimbursements	period	asset value (%) b	(in thousands)	net assets (%) c,d	net assets (%) c	(%) e

Class A
October 31, 2009	$10.47	.62	2.91	3.53	(.76)	(.76)	— f	— f,g	$13.24	35.39	$113,047	1.14	5.57	203.18
October 31, 2008	12.68	.62	(2.16)	(1.54)	(.68)	(.68)	.01	—	10.47	(12.79)	90,998	1.13	4.96	181.55
October 31, 2007	12.12	.47	.57	1.04	(.48)	(.48)	— f	—	12.68	8.76	91,616	1.16	3.82	103.10
October 31, 2006	12.18	.37 h	.22	.59	(.65)	(.65)	— f	—	12.12	5.01	87,210	1.17 h	3.04 h	97.83
October 31, 2005	12.73	.38	(.42)	(.04)	(.51)	(.51)	— f	—	12.18	(.39)	98,198	1.22	2.96	197.70

Class B
October 31, 2009	$10.44	.52	2.92	3.44	(.68)	(.68)	— f	— f,g	$13.20	34.38	$8,144	1.89	4.77	203.18
October 31, 2008	12.64	.53	(2.14)	(1.61)	(.59)	(.59)	— f	—	10.44	(13.40)	9,559	1.88	4.24	181.55
October 31, 2007	12.08	.37	.57	.94	(.38)	(.38)	— f	—	12.64	7.97	10,644	1.91	3.09	103.10
October 31, 2006	12.13	.28 h	.23	.51	(.56)	(.56)	— f	—	12.08	4.31	15,238	1.92 h	2.37 h	97.83
October 31, 2005	12.69	.28	(.42)	(.14)	(.42)	(.42)	— f	—	12.13	(1.23)	23,480	1.97	2.20	197.70

Class C
October 31, 2009	$10.44	.53	2.91	3.44	(.68)	(.68)	— f	— f,g	$13.20	34.38	$4,451	1.89	4.82	203.18
October 31, 2008	12.65	.53	(2.15)	(1.62)	(.59)	(.59)	— f	—	10.44	(13.45)	3,887	1.88	4.21	181.55
October 31, 2007	12.09	.38	.56	.94	(.38)	(.38)	— f	—	12.65	7.96	2,830	1.91	3.07	103.10
October 31, 2006	12.14	.27 h	.24	.51	(.56)	(.56)	— f	—	12.09	4.32	2,712	1.92 h	2.28 h	97.83
October 31, 2005	12.70	.29	(.43)	(.14)	(.42)	(.42)	— f	—	12.14	(1.19)	2,699	1.97	2.22	197.70

Class M
October 31, 2009	$10.40	.58	2.89	3.47	(.73)	(.73)	— f	— f,g	$13.14	35.00	$18,789	1.39	5.30	203.18
October 31, 2008	12.60	.58	(2.13)	(1.55)	(.65)	(.65)	— f	—	10.40	(13.01)	16,798	1.38	4.70	181.55
October 31, 2007	12.04	.43	.58	1.01	(.45)	(.45)	— f	—	12.60	8.54	20,088	1.41	3.58	103.10
October 31, 2006	12.10	.34 h	.22	.56	(.62)	(.62)	— f	—	12.04	4.79	21,974	1.42 h	2.81 h	97.83
October 31, 2005	12.66	.34	(.42)	(.08)	(.48)	(.48)	— f	—	12.10	(.73)	25,065	1.47	2.70	197.70

Class R
October 31, 2009	$10.46	.59	2.91	3.50	(.73)	(.73)	— f	— f,g	$13.23	35.10	$834	1.39	5.31	203.18
October 31, 2008	12.67	.59	(2.15)	(1.56)	(.65)	(.65)	— f	—	10.46	(13.01)	527	1.38	4.69	181.55
October 31, 2007	12.12	.44	.56	1.00	(.45)	(.45)	— f	—	12.67	8.42	422	1.41	3.52	103.10
October 31, 2006	12.17	.32 h	.25	.57	(.62)	(.62)	— f	—	12.12	4.86	127	1.42 h	2.67 h	97.83
October 31, 2005	12.74	.36	(.44)	(.08)	(.49)	(.49)	— f	—	12.17	(.74)	70	1.47	2.72	197.70

Class Y
October 31, 2009	$10.48	.64	2.92	3.56	(.79)	(.79)	— f	— f,g	$13.25	35.69	$5,218.89		5.78	203.18
October 31, 2008	12.70	.66	(2.18)	(1.52)	(.71)	(.71)	.01	—	10.48	(12.61)	5,429.88		5.24	181.55
October 31, 2007	12.13	.50	.58	1.08	(.51)	(.51)	— f	—	12.70	9.12	3,228.91		4.06	103.10
October 31, 2006	12.18	.40 h	.23	.63	(.68)	(.68)	— f	—	12.13	5.34	2,517	.92 h	3.31 h	97.83
October 31, 2005 †	12.31	.03	(.10)	(.07)	(.06)	(.06)	— f	—	12.18	(.61) *	3,529	.07 *	.24 *	197.70

* Not annualized.

† For the period October 4, 2005 (commencement of operations) to October 31, 2005.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Class A	0.32%	0.33%	0.34%	0.31%	0.14%

Class B	0.32	0.33	0.34	0.31	0.14

Class C	0.32	0.33	0.34	0.31	0.14

Class M	0.32	0.33	0.34	0.31	0.14

Class R	0.32	0.33	0.34	0.31	0.14

Class Y	0.32	0.33	0.34	0.31	0.02

d Includes amounts paid through expense offset arrangements (Note 2).

e Portfolio turnover excludes dollar roll transactions.

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement received from Millenium Partners, L.P., Millenium Management, L.L.C. and Millenium International Management, L.L.C. which amounted to less than $0.01 per share outstanding on June 23, 2009.

h Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended October 31, 2006.

The accompanying notes are an integral part of these financial statements.

48	49

Notes to financial statements 10/31/09

Note 1: Significant accounting policies

Putnam Global Income Trust (the “fund”), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the fund is to seek high current income by investing in a portfolio primarily consisting of investment-grade securitized debt instruments and other obligations of companies and governments worldwide, including supranational issuers, that have intermediate- to long-term maturities. The fund’s secondary objectives are preservation of capital and long-term total return, but only to the extent that these are consistent with the objective of seeking high current income. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, December 14, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

C) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $40,000,000 on Purchased options contracts for the year ended October 31, 2009. See Note 3 for the volume of Written options contracts activity for the year ended October 31, 2009. The fund had an average contract amount of approximately 700 Futures contracts for the year ended October 31, 2009.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on Forward currency contracts at the year ended October 31, 2009 are indicative of the volume of activity during the period.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional on Total return swap contracts at the year ended October 31, 2009 are indicative of the volume of activity during the period.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk , is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $1,472,400,000 on Interest rate swap contracts for the year ended October 31, 2009.

I) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $46,000,000 on Credit default swap contracts for the year ended October 31, 2009.

J) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $639,936 at October 31, 2009. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At October 31, 2009, the fund had net liability position of $6,286,942 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $1,818,204.

K) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of ASC  740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At October 31, 2009, the fund had a capital loss carryover of $20,215,258 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$3,236,861	October 31, 2010

249,360	October 31, 2014

1,885,328	October 31, 2015

4,190,948	October 31, 2016

10,652,761	October 31, 2017

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, the expiration of a capital loss carryover, realized gains and losses on certain futures contracts, income on swap contracts, interest only securities and receivable purchase agreements. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2009, the fund reclassified $5,542,777 to increase undistributed net investment income and $1,120,344 to decrease paid-in-capital, with an increase to accumulated net realized losses of $4,422,433.

The tax basis components of distributable earnings and the federal tax cost as of October 31, 2009 were as follows:

Unrealized appreciation	$15,222,264
Unrealized depreciation	(8,586,570)

Net unrealized appreciation	6,635,694
Undistributed ordinary income	19,673,939
Capital loss carryforward	(20,215,258)

Cost for federal income tax purposes	$157,124,143

Note 2: Management fee, administrative services
and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management had further agreed to waive fees and reimburse expenses of the fund for the period from July 1, 2008 through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2007 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage/service arrangements that reduced expenses of the fund.

During the year ended October 31, 2009, the fund’s expenses were reduced by $323,547 as a result of the lower of the limits specified above.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the year ended October 31, 2009, the fund’s expenses were reduced by $22,563 as a result of this limit.

Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.562% of the fund’s average net assets. During the year ended October 31, 2009, the fund’s expenses were reduced by $48,768 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (“Agreements”) with other registered investment companies (each a “Purchaser”) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $290,270 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Agreements, which are included in the Statement of assets and liabilities, are valued at fair value following procedures approved by the Trustees. All remaining payments under the agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam

Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the year ended October 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended October 31, 2009, the fund’s expenses were reduced by $2,226 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $106, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended October 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $14,639 and $4,220 from the sale of class A and class M shares, respectively, and received $6,733 and $367 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $8 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended October 31, 2009, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $229,322,047 and $243,518,405, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year ended October 31, 2009 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written options outstanding
at beginning of year	USD	13,871,000	$491,706
	EUR	—	$—

Options opened	USD	183,769,400	10,608,493
	EUR	7,330,000	321,008

Options exercised	USD	—	—
	EUR	—	—

Options expired	USD	(5,962,000)	(178,115)
	EUR	—	—

Options closed	USD	—	—
	EUR	(7,330,000)	(321,008)

Written options outstanding
at end of year	USD	191,678,400	$10,922,084
	EUR	—	$—

Note 4: Capital shares

At October 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/09		Year ended 10/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	2,171,175	$25,612,000	4,376,689	$55,684,614

Shares issued in
connection with
reinvestment of
distributions	472,191	5,246,739	409,026	5,059,650

	2,643,366	30,858,739	4,785,715	60,744,264

Shares
repurchased	(2,793,974)	(29,926,705)	(3,320,921)	(40,847,725)

Net increase
(decrease)	(150,608)	$932,034	1,464,794	$19,896,539

	Year ended 10/31/09		Year ended 10/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	145,796	$1,682,985	730,943	$9,290,110

Shares issued in
connection with
reinvestment of
distributions	35,777	390,904	39,503	488,018

	181,573	2,073,889	770,446	9,778,128

Shares
repurchased	(480,017)	(5,196,445)	(696,747)	(8,626,622)

Net increase
(decrease)	(298,444)	$(3,122,556)	73,699	$1,151,506

	Year ended 10/31/09		Year ended 10/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	127,495	$1,526,683	327,120	$4,179,325

Shares issued in
connection with
reinvestment of
distributions	15,968	177,040	14,376	177,230

	143,463	1,703,723	341,496	4,356,555

Shares
repurchased	(178,529)	(1,907,194)	(193,046)	(2,302,711)

Net increase
(decrease)	(35,066)	$(203,471)	148,450	$2,053,844

	Year ended 10/31/09		Year ended 10/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	184,527	$1,972,255	332,773	$4,053,852

Shares issued in
connection with
reinvestment of
distributions	8,248	90,360	10,026	123,581

	192,775	2,062,615	342,799	4,177,433

Shares
repurchased	(378,244)	(4,314,320)	(322,283)	(4,023,388)

Net increase
(decrease)	(185,469)	$(2,251,705)	20,516	$154,045

	Year ended 10/31/09		Year ended 10/31/08

Class R	Shares	Amount	Shares	Amount

Shares sold	35,316	$426,060	25,931	$325,120

Shares issued in
connection with
reinvestment of
distributions	3,045	33,907	2,277	28,080

	38,361	459,967	28,208	353,200

Shares
repurchased	(25,690)	(274,855)	(11,110)	(141,211)

Net increase	12,671	$185,112	17,098	$211,989

	Year ended 10/31/09		Year ended 10/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	145,740	$1,731,363	452,247	$5,756,139

Shares issued in
connection with
reinvestment of
distributions	29,269	320,052	30,007	371,544

	175,009	2,051,415	482,254	6,127,683

Shares
repurchased	(299,269)	(3,308,385)	(218,352)	(2,697,278)

Net increase
(decrease)	(124,260)	$(1,256,970)	263,902	$3,430,405

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of October 31, 2009:

Market values of derivative instruments as of October 31, 2009

	Asset derivatives		Liability derivatives

Derivatives not accounted for
as hedging instruments under	Statement of assets and		Statement of assets and
ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$2,034,615	Payables	$1,606,008

Foreign exchange contracts	Receivables	553,316	Payables	447,627

Interest rate contracts	Investments, Receivables,		Payables, Net assets —
	Net assets — Unrealized		Unrealized appreciation /
	appreciation/(depreciation)	27,773,153*	(depreciation)	30,431,626*

Total		$30,361,084		$32,485,261

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the year ended October 31, 2009 (see Note 1):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(4,852,087)	$(4,852,087)

Foreign exchange contracts	—	—	1,236,784	—	1,236,784

Interest rate contracts	(32,220)	475,990	—	(9,196,700)	(8,752,930)

Total	$(32,220)	$475,990	$1,236,784	$(14,048,787)	$(12,368,233)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$1,624,926	$1,624,926

Foreign exchange contracts	—	—	4,350,718	—	4,350,718

Interest rate contracts	1,995,581	925,201	—	7,819,667	10,740,449

Total	$1,995,581	$925,201	$4,350,718	$9,444,593	$16,716,093

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $26,268 for the year ended October 31, 2009. During the year ended October 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $63,393,040 and $33,887,534, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Other

At its July 2009 meeting, the Board of Trustees approved a new management contract for the fund, which was submitted to shareholders for approval at a meeting held on November 19, 2009. This meeting was adjourned until December 18, 2009 and is subject to further adjournments. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam funds, rather than only the assets of the fund.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (unaudited)

For the tax year ended October 31, 2009, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $7,696,974 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. He also serves as a Trustee of American India Foundation and of the Rubin Museum.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Jameson A. Baxter

Born 1943, Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company).

Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New

England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a degree in Economics from Syracuse University.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and
President of the Putnam Funds since
July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management.
   Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management
Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk,
Senior Vice President and Treasurer	Vice President and Chief Legal Officer	Assistant Treasurer and Proxy Manager
Since 2004	Since 2004	Since 2005
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management and
Vice President and	Putnam Retail Management
Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director,	Vice President and
Putnam Investments	Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting	Putnam Management, and Putnam
Officer and Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments	Mark C. Trenchard (Born 1962)
and Putnam Management	Vice President and
BSA Compliance Officer
Susan G. Malloy (Born 1957)	Since 2002
Vice President and Assistant Treasurer	Managing Director, Putnam Investments
Since 2007
Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President,
Beth S. Mazor (Born 1958)	Clerk and Assistant Treasurer
Vice President	Since 1993
Since 2002
Managing Director, Putnam Investments

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
   Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Kenneth R. Leibler	Francis J. McNamara, III
Putnam Investment	Robert E. Patterson	Vice President and Chief Legal Officer
Management, LLC	George Putnam, III
One Post Office Square	Robert L. Reynolds	Robert R. Leveille
Boston, MA 02109	W. Thomas Stephens	Vice President and Chief
	Richard B. Worley	Compliance Officer
Investment Sub-Manager
Putnam Investments Limited	Officers	Mark C. Trenchard
57–59 St James’s Street	Robert L. Reynolds	Vice President and BSA Compliance Officer
London, England SW1A 1LD	President
Judith Cohen
Marketing Services	Charles E. Porter	Vice President, Clerk and
Putnam Retail Management	Executive Vice President, Principal	Assistant Treasurer
One Post Office Square	Executive Officer, Associate Treasurer and
Boston, MA 02109	Compliance Liaison	Wanda M. McManus
Vice President, Senior Associate Treasurer
Custodian	Jonathan S. Horwitz	and Assistant Clerk
State Street Bank and Trust Company	Senior Vice President and Treasurer
Nancy E. Florek
Legal Counsel	Steven D. Krichmar	Vice President, Assistant Clerk, Assistant
Ropes & Gray LLP	Vice President and Principal	Treasurer and Proxy Manager
Financial Officer
Independent Registered Public
Accounting Firm	Janet C. Smith
PricewaterhouseCoopers LLP	Vice President, Principal Accounting
Officer and Assistant Treasurer
Trustees
John A. Hill, Chairman	Susan G. Malloy
Jameson A. Baxter, Vice Chairman	Vice President and Assistant Treasurer
Ravi Akhoury
Charles B. Curtis	Beth S. Mazor
Robert J. Darretta	Vice President
Myra R. Drucker
Paul L. Joskow	James P. Pappas
Elizabeth T. Kennan	Vice President

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

AN031 258897 12/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2009	$132,295	$--	$10,224	$223*
October 31, 2008	$177,421	$--	$17,046	$36*

* Includes fees of $223 and $36 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended October 31, 2009 and October 31, 2008, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended October 31, 2009 and October 31, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 685,634 and $95,322 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31, 2009	$ -	$ 533,948	$ -	$ -
October 31, 2008	$ -	$ 15,000	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 30, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 30, 2009